                 ----------------------------------------------

                                   PROSPECTUS
                                 AUGUST 1, 2002
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST
                                (CLASS B SHARES)

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Telecom Utility Portfolio

                  --    Growth-Income Portfolio

                  --    Federated Value Portfolio
                  --    Davis Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    Goldman Sachs Research Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Blue Chip Growth Portfolio
                  --    Real Estate Portfolio

                  --    MFS Mid-Cap Growth Portfolio

                  --    Aggressive Growth Portfolio
                  --    Growth Opportunities Portfolio
                  --    Marsico Growth Portfolio
                  --    Technology Portfolio
                  --    Small & Mid Cap Value Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio
                  --    Foreign Value Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     38

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND
  GOLDMAN SACHS RESEARCH PORTFOLIOS.........................     40

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     40

  Investment Strategy for the Goldman Sachs Research
     Portfolio..............................................     40

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     41

  Investment Strategies.....................................     41

GLOSSARY....................................................     49

  Investment Terminology....................................     49

  Risk Terminology..........................................     52

MANAGEMENT..................................................     55

  Information about the Investment Adviser and Manager......     55

  Information about the Subadvisers.........................     56

  Information about the Distributor.........................     58

  Portfolio Management......................................     58

  Custodian, Transfer and Dividend Paying Agent.............     72

FINANCIAL HIGHLIGHTS........................................     73

FOR MORE INFORMATION........................................     83

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                 TRUST HIGHLIGHTS

      --------------------------------------------------------------------





      The following questions and answers are designed to give you an overview of SunAmerica Series Trust ("the Trust") and to provide you with information about the Trust's thirty-three separate investment series ("Portfolios") and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 41, and the glossary that follows on page 49.





                        Q&A




       FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.



       INCOME is interest payments from bonds or dividends from stocks.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in a value of an investment over a given period expressed as a percentage of the initial investment.




       "HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




Q:   WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests, under normal
    Portfolio               only moderate price risk    circumstances, at least 80% of net
                                                        assets in fixed income securities,
                                                        but invests primarily in investment
                                                        grade fixed income securities; may
                                                        invest up to 35% in fixed income
                                                        securities rated below investment
                                                        grade
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests, under normal
                            emphasizing current         circumstances, at least 80% of net
                            income and, to a lesser     assets in high quality fixed income
                            extent, capital             securities of U.S. and foreign
                            appreciation                issuers and transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in intermediate and
                                                        long-term corporate obligations,
                                                        emphasizing high-yield, high-risk
                                                        fixed income securities (junk
                                                        bonds) with a primary focus on "B"
                                                        rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests, under normal
    Portfolio               secondarily, capital        circumstances, at least 80% of net
                            appreciation                assets in high income securities of
                                                        issuers located throughout the
                                                        world
  ----------------------------------------------------------------------------------------------

       "NET ASSETS" will take into account borrowings for investment purposes.

       BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.




       ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.



       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       INDEX PORTFOLIOS typically are comprised of securities that make up or replicate a target index; the primary objective is to mirror the investment results of the index.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal and capital       portfolio of stocks and bonds, with
                            appreciation                at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS


  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Telecom Utility         high current income and     invests, under normal
    Portfolio               moderate capital            circumstances, at least 80% of net
                            appreciation                assets in equity and debt
                                                        securities of utility companies
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see page 43 for additional
                                                        information about the investment
                                                        strategy for the "Dogs" of Wall
                                                        Street Portfolio)
  ----------------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.




       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

                               EQUITY PORTFOLIOS


  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ------------------------------------------------------------------------------------------------
    Goldman Sachs Research  long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 90% of its total assets in
                                                        U.S. equity securities, including
                                                        securities of foreign issuers that
                                                        are traded in the U.S. Under normal
                                                        circumstances, the Portfolio will
                                                        only purchase equity securities that
                                                        are included in the Goldman Sachs
                                                        Global Investment Research Division's
                                                        U.S. Select List and will sell
                                                        securities that have been removed
                                                        from the U.S. Select List. (see page
                                                        43 for additional information about
                                                        the investment strategy for the
                                                        Goldman Sachs Research Portfolio)
  ------------------------------------------------------------------------------------------------
    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income
  ------------------------------------------------------------------------------------------------
    Putnam Growth           long-term growth of         invests primarily in common stocks or
    Portfolio               capital                     securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ------------------------------------------------------------------------------------------------
    Blue Chip Growth        capital appreciation        invests, under normal circumstances,
    Portfolio                                           at least 80% of net assets in common
                                                        stocks that demonstrate the potential
                                                        for capital appreciation, issued by
                                                        large-cap companies
  ------------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests, under normal circumstances,
                            combination of growth       at least 80% of net assets in
                            and income                  securities of companies principally
                                                        engaged in or related to the real
                                                        estate industry or that own
                                                        significant real estate assets or
                                                        that primarily invest in real estate
                                                        financial instruments
  ------------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of medium-sized companies
                                                        that its Subadviser believes have
                                                        above-average growth potential
  ------------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $15 billion
  ------------------------------------------------------------------------------------------------
    Growth Opportunities    capital appreciation        invests primarily in common stocks
    Portfolio                                           that demonstrate the potential for
                                                        capital appreciation, issued
                                                        generally by mid-cap companies
  ------------------------------------------------------------------------------------------------

       INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.



       AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.

                               EQUITY PORTFOLIOS

  ------------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ------------------------------------------------------------------------------------------------
    Marsico Growth          long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 65% in equity securities of
                                                        large companies with a general core
                                                        position of 20 to 30 common stocks
  ------------------------------------------------------------------------------------------------
    Technology Portfolio    long-term capital           invests, under normal circumstances,
                            appreciation                at least 80% of net assets in equity
                                                        securities that demonstrate the
                                                        potential for capital appreciation,
                                                        issued by companies the Subadviser
                                                        believes are positioned to benefit
                                                        from involvement in technology and
                                                        technology-related industries
                                                        worldwide
  ------------------------------------------------------------------------------------------------
    Small & Mid Cap Value   long-term growth of         invests, under normal circumstances,
    Portfolio               capital                     at least 80% of net assets in equity
                                                        securities of companies with small
                                                        and medium market capitalizations
                                                        that the Subadviser determines to be
                                                        undervalued
  ------------------------------------------------------------------------------------------------

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies; under normal
                                                        circumstances, at least 80% of net
                                                        assets of the Portfolio will be
                                                        invested in equity securities
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests primarily (in accordance
    Diversified Equities    appreciation                with country and sector weightings
    Portfolio                                           determined by its Subadviser) in
                                                        securities of foreign issuers that,
                                                        in the aggregate, replicate broad
                                                        country and sector indices; under
                                                        normal circumstances at least 80%
                                                        of net assets of the Portfolio will
                                                        be invested in equity securities
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests, under normal
    Portfolio               appreciation                circumstances, at least 80% of net
                                                        assets in common stocks and other
                                                        equity securities of companies that
                                                        its Subadviser believes have
                                                        above-average growth prospects
                                                        primarily in emerging markets
                                                        outside the U.S.
  ----------------------------------------------------------------------------------------------
    Foreign Value           long-term growth of         invests, under normal
    Portfolio               capital                     circumstances, at least 80% of net
                                                        assets in equity and debt
                                                        securities of companies and
                                                        governments outside the U.S.,
                                                        including emerging markets
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 41 describe various additional risks.


    Risks of Investing in Equity Securities


    The GROWTH-INCOME, FEDERATED VALUE, DAVIS VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ASSET ALLOCATION, GROWTH-INCOME, ALLIANCE GROWTH, GOLDMAN SACHS RESEARCH, MFS GROWTH AND INCOME, PUTNAM GROWTH, BLUE CHIP GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, GROWTH OPPORTUNITIES, MARSICO GROWTH, TECHNOLOGY and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and TELECOM UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, EQUITY INCOME, REAL ESTATE, SMALL COMPANY VALUE and MFS MID-CAP GROWTH PORTFOLIOS also invest significantly in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL

    GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES, EMERGING MARKETS and FOREIGN VALUE PORTFOLIOS.

    Risks of Investing in Smaller Companies


    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, TECHNOLOGY, SMALL & MID CAP VALUE, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.


    Risks of a "Passively Managed" Strategy


    The "DOGS" OF WALL STREET PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If the Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.


    Risks of Investing in Utility Securities

    The TELECOM UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and (vii) potential effect of deregulation.

    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts ("REITs").

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH, MARSICO GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    In addition, the GOLDMAN SACHS RESEARCH PORTFOLIO invests principally in securities included in the Goldman Sachs Global Investment Research Division's U.S. Select List which comprises approximately 25-35 stocks. As a result of the small universe of stocks in which the Portfolio generally invests, it may be subject to greater risks than would a more diversified fund.

    Risks of Investing in Technology Companies

    Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio that invests in technology companies may be considerably more volatile than those of a fund that does not invest in technology companies. This will particularly affect the TECHNOLOGY, SMALL & MID CAP VALUE and MARSICO GROWTH PORTFOLIOS.

Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information is not included for Portfolios that have not been in existence for at least one full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             3.80
1995                                                                             5.48
1996                                                                             4.91
1997                                                                             5.22
1998                                                                             5.05
1999                                                                             4.87
2000                                                                             6.05
2001                                                                             3.67

During the period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ended 12/31/00) and the lowest return for a quarter was 0.50% (quarter ended 12/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.36%.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE   PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Cash Management Portfolio Class A                              3.67%      4.97%         4.64%
-------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1)   Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -3.19
1995                                                                             17.78
1996                                                                              4.49
1997                                                                             10.90
1998                                                                              6.05
1999                                                                             -1.85
2000                                                                              5.03
2001                                                                              7.59

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.72%.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                         YEAR        YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio Class A                               7.59%        5.46%          5.62%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(2)                       10.30%        7.14%          6.94%
--------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                             8.42%        7.43%          6.81%
--------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -4.65
1995                                                                             17.64
1996                                                                              9.36
1997                                                                             10.03
1998                                                                             10.87
1999                                                                             -1.05
2000                                                                              9.27
2001                                                                              5.05

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.28%.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE      PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 Global Bond Portfolio Class A                                 5.05%         6.74%        7.03%
--------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index (hedged)(2)          6.15%         7.90%        7.88%
--------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index (hedged) tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -5.52
1995                                                                             14.24
1996                                                                             14.57
1997                                                                             14.42
1998                                                                             -2.95
1999                                                                              6.50
2000                                                                             -9.30
2001                                                                             -4.30

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.14%.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE      PAST FIVE      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR          YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio Class A                            -4.30%        0.53%         4.13%
--------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                      6.20%        3.95%         6.84%
--------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1995                                                                            -20.97
1996                                                                             25.32
1997                                                                             15.54
1998                                                                            -17.07
1999                                                                             19.31
2000                                                                             -2.96
2001                                                                             -3.20

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.31%.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Worldwide High Income Portfolio Class A                    -3.20%          1.43%             6.70%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            2.62%          5.49%             9.67%
------------------------------------------------------------------------------------------------------
 First Boston High-Yield Bond Index(3)                       5.80%          3.25%             6.27%
------------------------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(4)                                   -0.79%          6.95%            12.38%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Blended Index combines 50% of the First Boston High-Yield Bond Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

(3) The First Boston High-Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(4) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines and Venezuela.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1997                                                                             24.48
1998                                                                             24.61
1999                                                                             21.40
2000                                                                             -9.43
2001                                                                            -13.14

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -11.19% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.72%.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio Class A                      -13.14%          8.18%            9.22%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            -3.17%          9.39%           10.09%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%         10.70%           11.79%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                           8.42%          7.43%            7.79%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Blended Index consists of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1995                                                                             27.64
1996                                                                              9.94
1997                                                                             16.90
1998                                                                             19.53
1999                                                                              2.88
2000                                                                             17.01
2001                                                                              0.52

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -5.22% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 2.78%.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio Class A(2)                        0.52%         11.08%           12.76%
------------------------------------------------------------------------------------------------------
 Blended Index(3)                                            -3.17%          9.39%           12.01%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -11.88%         10.70%           15.16%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(5)                           8.42%          7.43%            8.25%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.

(3) The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(5) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -0.26
1995                                                                             26.29
1996                                                                             18.95
1997                                                                             21.81
1998                                                                              3.32
1999                                                                              9.44
2000                                                                             -0.31
2001                                                                             -2.85

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.38%.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio Class A                          -2.85%          5.93%            9.22%
------------------------------------------------------------------------------------------------------
 Blended Index(2)                                            -3.72%          9.81%           11.21%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%         10.70%           13.75%
------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                           8.42%          7.43%            6.81%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                           TELECOM UTILITY PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1997                                                                             25.73
1998                                                                             14.04
1999                                                                              1.78
2000                                                                             -9.00
2001                                                                            -13.76

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -8.49% (quarter ended 12/31/00). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.68%.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE       PAST FIVE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR           YEARS         INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio Class A(2)                       -13.76%          2.75%            4.11%
------------------------------------------------------------------------------------------------------
 Blended Index(3)                                           -17.75%          7.98%            8.64%
------------------------------------------------------------------------------------------------------
 S&P 500 Index(4)                                           -11.88%         10.70%           11.79%
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to July 5, 2000, the Telecom Utility Portfolio was named the Utility Portfolio.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% S&P Telecommunication Services Index (formerly, the S&P Communications Service Index), on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Telecommunication Services Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Telecommunication Services Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers). Index change is a name change; the composition of the index remained substantially consistent.

(4) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            GROWTH-INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -2.61
1995                                                                             34.10
1996                                                                             24.06
1997                                                                             33.91
1998                                                                             30.74
1999                                                                             30.04
2000                                                                             -8.34
2001                                                                            -15.90

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -19.39% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.40%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE   PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                        YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Growth-Income Portfolio Class A                             -15.90%     11.91%         13.46%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                            -11.88%     10.70%         13.53%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1997                                                                             31.43
1998                                                                             17.96
1999                                                                              6.19
2000                                                                              2.39
2001                                                                             -2.33

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.86%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Federated Value Portfolio Class A                           -2.33%      10.49%         10.92%
------------------------------------------------------------------------------------------------
 S&P 500 Index(2)                                           -11.88%      10.70%         11.79%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1995                                                                             37.45
1996                                                                             24.76
1997                                                                             34.32
1998                                                                             13.73
1999                                                                             16.11
2000                                                                              9.47
2001                                                                            -11.32

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.47%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio Class A(2)                   -11.32%      11.48%         16.14%
------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%      10.70%         15.16%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that the Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        "DOGS" OF WALL STREET PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1999                                                                             -7.08
2000                                                                              2.94
2001                                                                              7.91

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended 06/30/99) and the lowest return for a quarter was -9.92% (quarter ended 09/30/99). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 6.95%.

--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 "Dogs" of Wall Street Portfolio Class A                         7.91%        0.69%
--------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%        2.42%
--------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is April 1, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those of smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -2.16
1995                                                                             43.79
1996                                                                             29.11
1997                                                                             31.43
1998                                                                             52.23
1999                                                                             33.07
2000                                                                            -19.47
2001                                                                            -14.00

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -16.67% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -4.85%.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE   PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                         YEAR       YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio Class A                            -14.00%     13.02%         15.98%
-------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                 -20.42%      8.27%         12.02%
-------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        GOLDMAN SACHS RESEARCH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

2001                                                                            -25.20
00                                                                                0.00

During the period shown in the bar chart, the highest return for a quarter was 13.35% (quarter ended 12/31/01) and the lowest return for a quarter was -23.15% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -6.16%.

---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Goldman Sachs Research Portfolio Class A                      -25.20%        -18.83%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%        -13.27%
---------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -8.01
1995                                                                             32.10
1996                                                                             15.99
1997                                                                             23.22
1998                                                                             29.28
1999                                                                              5.93
2000                                                                             -0.32
2001                                                                            -16.04

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -13.31% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 0.64%.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                      PAST ONE   PAST FIVE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                         YEAR       YEARS      INCEPTION(1)
--------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio(2)                           -16.04%      7.15%          9.27%
--------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                             -11.88%     10.70%         13.53%
--------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -1.57
1995                                                                             24.75
1996                                                                             20.37
1997                                                                             32.48
1998                                                                             34.76
1999                                                                             29.71
2000                                                                            -18.06
2001                                                                            -24.16

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -19.65% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -3.45%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio Class A(2)                         -24.16%       7.55%         9.19%
------------------------------------------------------------------------------------------------
 S&P 500 Index(3)                                           -11.88%      10.70%        13.53%
------------------------------------------------------------------------------------------------
 Russell 1000(R) Growth Index(4)                            -20.42%       8.27%        12.02%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to April 7, 1997, the Putnam Growth Portfolio was known as the Provident Growth Portfolio, managed by Provident Investment Counsel.

(3) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Russell 1000(R) Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                           BLUE CHIP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

2001                                                                            -20.87

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended 12/31/01) and the lowest return for a quarter was -19.10% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -3.34%.

---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio Class A                            -20.87%        -21.99%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%        -13.27%
---------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*

[BAR CHART]

1998                                                                            -14.11
1999                                                                             -7.42
2000                                                                             23.80
2001                                                                              6.00

During the period shown in the bar chart, the highest return for a quarter was 11.98% (quarter ended 06/30/99) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 7.49%.

---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Real Estate Portfolio Class A                                  6.00%          4.35%
---------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                  12.83%          6.68%
---------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          MFS MID-CAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

2000                                                                              9.61
2001                                                                            -22.62

During the period shown in the bar chart, the highest return for a quarter was 26.80% (quarter ended 12/31/01) and the lowest return for a quarter was -35.89% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -7.85%.

--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 MFS Mid-Cap Growth Portfolio Class A                         -22.62%        12.99%
--------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                       2.49%         9.20%
--------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is April 1, 1999. The inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1997                                                                             12.35
1998                                                                             17.43
1999                                                                             84.66
2000                                                                            -15.25
2001                                                                            -31.70

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -27.42% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio Class A                        -31.70%      7.12%          7.34%
------------------------------------------------------------------------------------------------
 Russell 2000(R) Index(2)                                     2.49%      7.52%          6.94%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1)Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2)The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------

                         GROWTH OPPORTUNITIES PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

2001                                                                            -33.17
00                                                                                0.00

During the period shown in the bar chart, the highest return for a quarter was 18.49% (quarter ended 12/31/01) and the lowest return for a quarter was -25.14% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -2.37%.

---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Growth Opportunities Portfolio Class A                        -33.17%        -29.59%
---------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(2)                                       -0.61%        -13.27%
---------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1)Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2)The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index.

--------------------------------------------------------------------------------

                            MARSICO GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

2001                                                                            -13.53

During the period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ended 12/31/01) and the lowest return for a quarter was -14.66% (quarter ended 09/30/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 5.10%.

---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Marsico Growth Portfolio Class A                              -13.53%        -13.47%
---------------------------------------------------------------------------------------
 S&P 500 Index(2)                                              -11.88%        -11.88%
---------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is December 29, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                              TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

2001                                                                            -47.63
00                                                                                0.00

During the period shown in the bar chart, the highest return for a quarter was 40.64% (quarter ended 12/31/01) and the lowest return for a quarter was -45.25% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -10.48%.

---------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE        SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
---------------------------------------------------------------------------------------
 Technology Portfolio Class A                                  -47.63%        -50.27%
---------------------------------------------------------------------------------------
 Nasdaq Composite Index(2)                                     -21.05%        -37.11%
---------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is July 5, 2000. The since inception return for the comparative index is as of the inception date month end.

(2) The Nasdaq Composite Index includes over 4,000 companies and measures all Nasdaq domestic and international based common type stocks on The Nasdaq Stock Market.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*

[BAR CHART]

1998                                                                             10.83
1999                                                                             24.18
2000                                                                              1.16
2001                                                                            -22.24

During the period shown in the bar chart, the highest return for a quarter was 16.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 1.48%.

--------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
 International Growth and Income Portfolio Class A             -22.24%        3.12%
--------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                            -21.44%       -0.17%
--------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1994                                                                             -0.30
1995                                                                             19.16
1996                                                                             14.18
1997                                                                             15.06
1998                                                                             22.86
1999                                                                             30.94
2000                                                                            -17.26
2001                                                                            -18.11

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -1.88%.

---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR        YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Global Equities Portfolio Class A                             -18.11%      4.63%          8.10%
---------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                           -16.82%      5.37%          9.50%
---------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of companies representative of the market structure of 22 developed market countries in North America, Europe and Asia/Pacific regions.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*

[BAR CHART]

1995                                                                             10.34
1996                                                                              9.13
1997                                                                              6.37
1998                                                                             18.53
1999                                                                             24.59
2000                                                                            -18.32
2001                                                                            -24.02

During the period shown in the bar chart, the highest return for a quarter was 17.56% (quarter ended 12/31/99) and the lowest return for a quarter was -13.89% (quarter ended 03/31/01). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was -0.92%.

------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                    PAST ONE    PAST FIVE       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                       YEAR        YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio Class A       -24.02%      -0.51%         1.79%
------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                         -21.44%       0.89%         2.35%
------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

1998                                                                            -24.27
1999                                                                             77.45
2000                                                                            -36.38
2001                                                                             -1.76

During the period shown in the bar chart, the highest return for a quarter was 38.80% (quarter ended 12/31/99) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98). As of the most recent calendar quarter ended 03/31/02, the year-to-date return was 11.95%.

-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                       PAST ONE          SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2001)                          YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Emerging Markets Portfolio Class A                             -1.76%           -7.47%
-----------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                            -2.37%           -8.49%
-----------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index measures the performance of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION

--------------------------------------------------------------------------------

Class B shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company (collectively the "Life Companies"), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. ("SAAMCo"). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this prospectus. Class A shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

DISTRIBUTION AND SERVICE (12b-1) PLAN

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares.

As of August 1, 2002, Class B shares of each Portfolio are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class B shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class B shares of each Portfolio.

Because these distribution and service fees are paid out of each Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share ("NAV") for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of each Portfolio.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service and distribution fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares of the same Portfolio as a result of the fact that Class B shares are subject to service fees, while Class A shares are not.

TAXABILITY OF A PORTFOLIO. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

    ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET AND GOLDMAN SACHS
                              RESEARCH PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

INVESTMENT STRATEGY FOR THE GOLDMAN SACHS RESEARCH PORTFOLIO

Under normal circumstances, the Goldman Sachs Research Portfolio will only purchase equity securities that are included in the U.S. Select List (as described below) and will sell securities that have been removed from the U.S. Select List. Notification of changes to the U.S. Select List is made to clients of Goldman, Sachs & Co. and to the portfolio management team of the Goldman Sachs Research Portfolio at the same time. The Portfolio will generally purchase a security that has been added to, or sell a security that has been removed from, the U.S. Select List at some point after publication of that change, at the discretion of the Subadviser. The Subadviser expects the performance of the Goldman Sachs Research Portfolio to be driven by sector and/or security selection of the U.S. Select List. In addition, the Subadviser may at times purchase supplemental securities that are not included on the U.S. Select List.

Goldman Sachs has achieved worldwide recognition for its value-added research products. The U.S. Select List was introduced on September 9, 1998 and comprises approximately 25 to 35 equity securities that the Goldman Sachs U.S. Stock Selection Committee expects, as a portfolio, to outperform its benchmark S&P 500 Index over the next 12 to 18 months. The U.S. Stock Selection Committee currently comprises ten senior professionals, including the head of Global Investment Research and the Director of U.S. Investment Research, as well as a senior market strategist, economist, and sector specialists. The list is consistent with overall investment policy and emphasizes strategically favored economic sectors. The U.S. Select List is updated on a regular basis.

The U.S. Select List is not compiled with any particular client or product in mind and is not (and will not be) compiled with the Goldman Sachs Research Portfolio in mind. The performance of the U.S. Select List cannot be used to predict the performance of the Goldman Sachs Research Portfolio, an actively managed mutual fund. The performance of the Goldman Sachs Research Portfolio may differ from that of the published U.S. Select List, for a variety of reasons, including transaction costs, time delay between when a stock is added or removed from the list and when it is bought or sold for the Goldman Sachs Research Portfolio; modification in the stock weights in order to control risk; and the Goldman Sachs Research

Portfolio's investments in cash equivalents, options and other securities and instruments that are not included in the U.S. Select List.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the Variable Contracts.

---------------------------------------------------------------------------------------------------------------------------
                                                  FIXED INCOME PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
---------------------------------------------------------------------------------------------------------------------------
  What are the         - Fixed income      - Fixed income      - Fixed income      - Fixed income      - Foreign
  Portfolio's            securities:         securities:         securities:         securities:         securities:
  principal              - U.S. treasury     - corporate         - U.S. and non-     - junk bonds        - emerging
  investments?           bills               bonds               U.S. government     - convertible       market
                         - agency            - investment          securities          bonds               government
                         discount notes      grade fixed         - investment        - preferred           securities
                         - commercial          income              grade             stocks              - emerging
                           paper               securities          corporate         - zero coupon         market
                         - corporate debt    - junk bonds          bonds             and deferred          corporate debt
                           instruments       - U.S.              - mortgage and        interest bonds      instruments
                       - Short-term          government            asset-backed                          - Eurobonds
                         investments           securities        securities                              - Brady bonds
                                                               - Short-term                            - Junk bonds
                                                                 investments
                                                               - Currency
                                                                 transactions
                                                               - Foreign
                                                                 securities
---------------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                 - Fixed income      - Options and       - Equity            - Currency
  of investments may                         securities:         futures           securities:             transactions
  the Portfolio                              - preferred       - Forward             - convertible     - Illiquid
  significantly                            stocks                  commitments       securities        securities (up to
  invest?                                    - zero coupon,    - Mortgage,           - warrants        15%)
                                            deferred interest    interest-rate     - Fixed income      - Borrowing for
                                             and PIK bonds       and total return    securities:         temporary or
                                            (up to 35%)          swaps               - U.S.                emergency
                                           - Foreign           - Hybrid            government            purposes
                                           securities            instruments         securities         (up to 33 1/3%)
                                           - When-issued and   - Deferred            - investment
                                               delayed         interest bonds      grade bonds
                                               delivery        - Inverse floaters  - Foreign
                                             transactions      - Illiquid          securities
                                           - Illiquid          securities (up to   - PIK bonds
                                           securities (up to     15%)              - Short-term
                                           15%)                - Pass-through        investments
                                           - Pass-through        securities        - Short sale risks
                                             securities        - Borrowing for
                                           - Convertible         temporary or
                                             securities          emergency
                                                                 purposes
                                                                (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  N/A                 - Short-term        - Mortgage dollar   - Borrowing for     - Hybrid
  investments may the                        investments         rolls               temporary or        instruments
  Portfolio use as                         - Defensive         - Zero coupon,        emergency         - Options and
  part of efficient                          investments         deferred            purposes            Futures
  portfolio                                - Options and         interest and PIK    (up to 33 1/3%)   - Forward
  management or to                           futures (up to      bonds             - Illiquid          commitments
  enhance return?                          10%)                - Firm commitments  securities
                                           - Borrowing for     and when-issued or    (up to 15%)
                                             temporary or        delayed --        - Loan
                                             emergency           delivery            participations
                                             purposes (up to     transactions      - Short sales
                                           33 1/3%)            - Forward           - Rights
                                           - Securities        commitments
                                           lending (up to      - Loan
                                             33 1/3%)            participations
                                                               - Securities
                                                               lending (up to
                                                               33 1/3%)
                                                               - Interest rate
                                                                 swaps, caps,
                                                                 floors and
                                                                 collars
-----------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Interest rate     - Credit quality    - Interest rate     - Credit quality    - Foreign exposure
  affect the            fluctuations       - Interest rate       fluctuations      - Interest rate     - Emerging markets
  Portfolio?           - Securities          fluctuations      - Credit quality    fluctuations        - Credit quality
                         selection         - Market            - Currency          - Securities        - Interest rate
                                            volatility         volatility           selection          fluctuations
                                           - Small and medium  - Derivatives       - Market            - Illiquidity
                                           sized companies     - Market              volatility        - Securities
                                           - Securities         volatility                             selection
                                             selection         - Non-diversified                       - Market
                                                               status                                   volatility
                                                               - Foreign exposure                      - Currency
                                                               - Hedging                               volatility
                                                               - Securities                            - Derivatives
                                                                 selection                             - Non-diversified
                                                                                                        status
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                          BALANCED OR ASSET ALLOCATION PORTFOLIOS
--------------------------------------------------------------------------------------------
                                      SUNAMERICA
                                       BALANCED        MFS TOTAL RETURN    ASSET ALLOCATION
--------------------------------------------------------------------------------------------
 What are the Portfolio's         - Equity            - Equity            - Equity
 principal investments?            securities:         securities (at      securities:
                                   - common stocks     least 40%, but      - common stocks
                                  - Fixed income       not more than       - convertible
                                   securities:         75%):               securities
                                   - U.S. government   - common stocks     - warrants
                                   securities          - convertible       - rights
                                   - corporate debt    securities         - Fixed income
                                   instruments         - rights            securities:
                                                      - Fixed income       - U.S. government
                                                       securities (at      securities
                                                       least 25%):         - investment
                                                       - U.S. government   grade corporate
                                                       securities          bonds
                                                       - pass-through      - preferred
                                                       securities          stocks
                                                       - corporate debt    - junk bonds (up
                                                       instruments         to 25% of fixed
                                                       - preferred           income
                                                       stocks                investments)
                                                                           - senior
                                                                           securities
                                                                           - pass-through
                                                                           securities
                                                                          - REITs
                                                                          - Registered
                                                                          investment
                                                                          companies
                                                                          - Foreign
                                                                          securities
                                                                          - Hybrid
                                                                          instruments
                                                                          - Illiquid
                                                                          securities (up to
                                                                          15%)
--------------------------------------------------------------------------------------------
 In what other types of           - Equity            - Foreign           - Equity
 investments may the Portfolio    securities:         securities (up to   securities:
 significantly invest?              - small-cap       20%):                 - small-cap
                                  stocks (up to 20%)    - Brady bonds     stocks
                                  - Short-term          - depositary        - convertible
                                  investments         receipts            securities
                                   (up to 10%)          - fixed income    - Foreign
                                  - Defensive         securities (U.S.    securities:
                                  investments         dollar                - ADRs, GDRs and
                                  - Foreign           denominated)        EDRs
                                  securities          - Junk bonds (up      - emerging
                                  - Illiquid          to 20%)             markets
                                    securities (up    - Securities        - Equity swaps
                                    to 15%)           lending (up to      - Hybrid
                                                      33 1/3%)            instruments
                                                      - Emerging markets  - Currency
                                                                          transactions
                                                                          - Futures
                                                                          - Forward
                                                                          commitments
                                                                          - Mortgage dollar
                                                                          rolls
                                                                          - Deferred
                                                                          interest bonds
--------------------------------------------------------------------------------------------
 What other types of investments  - Options and       - Municipal bonds   - Options and
 may the Portfolio use as part    futures             - Warrants          futures
 of efficient portfolio           - Currency          - Zero-coupon,      - Short-term
 management or to enhance         transactions        deferred interest   investments
 return?                          - Borrowing for     and PIK bonds       - Firm commitment
                                  temporary or        when-issued and     agreements
                                   emergency          delayed-delivery    - When-issued and
                                   purposes (up to    transactions        delayed-delivery
                                   33 1/3%)           - Hybrid            transactions
                                  - Securities        instruments         - Zero coupon
                                  lending (up to      - Inverse floaters  bonds
                                  33 1/3%)            - Options and       - Interest rate
                                                      futures             swaps, caps,
                                                      - Currency          floors and collars
                                                      transactions        - Securities
                                                      - Forward           lending (up to
                                                      commitments         33 1/3%)
                                                      - Registered        - Loan
                                                      investment          participations
                                                      companies           - Defensive
                                                      - Short-term        investments
                                                      investments         - Borrowing for
                                                      - Loan              temporary or
                                                      participations      emergency purposes
                                                      - Equity swaps      (up to 33 1/3%)
--------------------------------------------------------------------------------------------
 What risks normally affect the   - Market            - Securities        - Market
 Portfolio?                       volatility          selection           volatility
                                  - Interest rate     - Market            - Securities
                                  fluctuations        volatility          selection
                                  - Credit quality    - Foreign exposure  - Interest rate
                                  - Currency          - Interest rate     fluctuations
                                  volatility          fluctuations        - Credit quality
                                  - Foreign exposure  - Credit quality    - Currency
                                  - Derivatives       - Active trading    volatility
                                  - Hedging           - Prepayment        - Foreign exposure
                                                                          - Derivatives
                                                                          - Hedging
                                                                          - Growth stocks
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                              EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------
                                 TELECOM UTILITY              GROWTH-INCOME              FEDERATED VALUE
--------------------------------------------------------------------------------------------------------------
  What are the Portfolio's  - Equity securities:        - Equity securities:        - Equity securities:
  principal investments?      - mid-cap stocks            - large-cap stocks          - large-cap stocks
                              - large-cap stocks          - mid-cap stocks
                              - small-cap stocks
                              - convertible
                            securities
                            - REITs
--------------------------------------------------------------------------------------------------------------
  In what other types of    - Fixed income securities:  - Foreign securities        - Equity securities:
  investments may the         - corporate bonds          (up to 25%)                  - mid-cap stocks
  Portfolio significantly     - investment grade fixed                              - Foreign securities:
  invest?                    income securities                                        - ADRs
                              - preferred stocks
--------------------------------------------------------------------------------------------------------------
  What other types of       - Short-term investments    - Short-term investments    - Short-term investments
  investments may the       - Defensive investments     - Defensive investments     - Defensive investments
  Portfolio use as part of  - Options and futures       - Borrowing for temporary   - Options and futures
  efficient portfolio       - Borrowing for temporary   or emergency purposes       - Borrowing for temporary
  management or to enhance  or emergency purposes (up    (up to 33 1/3%)            or emergency purposes
  return?                     to 33 1/3%)               - Options and futures        (up to 33 1/3%)
                            - Securities lending                                    - Securities lending
                             (up to 33 1/3%)                                         (up to 33 1/3%)
--------------------------------------------------------------------------------------------------------------
  What risks normally       - Market volatility         - Market volatility         - Market volatility
  affect the Portfolio?     - Utility industry          - Securities selection      - Securities selection
                                                        - Active trading
                                                        - Growth stocks
--------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------
                                  EQUITY PORTFOLIOS
--------------------------  ------------------------------
                               DAVIS VENTURE VALUE
--------------------------  ------------------------------
  What are the Portfolio's  - Equity securities:
  principal investments?      - large-cap stocks
--------------------------------------------------------------
  In what other types of    - Mid-cap stocks
  investments may the       - Foreign securities
  Portfolio significantly
  invest?
-------------------------------------------------------------------
  What other types of       - Short-term investments
  investments may the       - Defensive investments
  Portfolio use as part of  - U.S. government
  efficient portfolio       securities
  management or to enhance
  return?
------------------------------------------------------------------------
  What risks normally       - Market volatility
  affect the Portfolio?     - Securities selection
-----------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                     EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------------
                       "DOGS" OF WALL                          GOLDMAN SACHS       MFS GROWTH AND
                           STREET         ALLIANCE GROWTH         RESEARCH             INCOME          MARSICO GROWTH
---------------------------------------------------------------------------------------------------------------------------
 What are the        - Equity            - Equity            - Equity            - Equity            - Equity
 Portfolio's         securities:         securities:         securities:         securities          securities:
 principal             - large-cap         - large-cap         - common stocks   (at least 65%):       - large-cap
 investments?            stocks              stocks            - warrants          - common stocks   stocks
                                                               - rights            - convertible
                                                               - convertible     securities
                                                             securities          - Fixed income
                                                             - Equity swaps        securities:
                                                               (up to 15%)         - preferred
                                                             - Preferred stocks  stocks
                                                                                 - Foreign
                                                                                 securities:
                                                                                   - depositary
                                                                                 receipts
---------------------------------------------------------------------------------------------------------------------------
 In what other       N/A                 - Foreign           - Small-cap stocks  - Foreign           - Foreign
 types of                                securities          - Currency          securities          securities
 investments may                          (up to 25%)        transactions         (up to 20%)         (up to 25%)
 the Portfolio                                               - Futures           - Securities        - Fixed income
 significantly                                               - Equity            lending              securities:
 invest?                                                     securities of        (up to 33 1/3%)      - U.S.
                                                               foreign issuers                       government
                                                             - Hybrid                                securities
                                                             instruments                               - preferred
                                                              (up to 15%);                           stocks
                                                               - structured                            - junk bonds
                                                             securities                               (up to 10%)
                                                               - SPDRs (up to                          - investment
                                                             10%)                                    grade fixed income
                                                             - Other registered                          securities
                                                                 investment                            - zero-coupon,
                                                                 companies (up                        deferred interest
                                                                 to 10% and                           and PIK bonds
                                                             including                               - Convertible
                                                             exchange-traded                         securities
                                                             funds)                                  - Warrants
                                                             - REITs                                 - Forward
                                                             - U.S. government                       commitment
                                                             securities                                agreements
                                                             - Corporate debt                        - When-issued and
                                                               instruments                             delayed-delivery
                                                             - Short-term                              transactions
                                                               investments
---------------------------------------------------------------------------------------------------------------------------
 What other types    - Short-term        - Short-term        - Options           - Warrants          - Short-term
 of investments      investments         investments         - Currency          - Zero-coupon,      investments
 may the Portfolio   - Defensive         - Defensive         transactions        deferred interest   - Defensive
 use as part of      investments         investments         - Forward           and PIK bonds       instruments
 efficient           - Borrowing for     - Borrowing for     commitments         - Short sales       - Options and
 portfolio            temporary or        temporary or       - When-issued and   - when issued and   futures
 management or to      emergency           emergency           delayed delivery    delayed-delivery  - Borrowing for
 enhance return?       purposes            purposes          - Borrowing for       transactions        temporary or
                      (up to 33 1/3%)     (up to 33 1/3%)      temporary or      - Futures             emergency
                     - Options and       - Options and         emergency         - Currency            purposes
                       futures             futures             purposes (up to   transactions         (up to 33 1/3%)
                                                             33 1/3%)            - Forward           - Illiquid
                                                             - Short sales       commitments         securities
                                                              (up to 25% and     - Registered         (up to 15%)
                                                             only "against the   investment          - Currency
                                                               box")               companies         transactions
                                                             - Securities        - Short-term
                                                             lending             investments
                                                              (up to 33 1/3%)    - Rights
                                                             - Repurchase        - Emerging markets
                                                             agreements
---------------------------------------------------------------------------------------------------------------------------
 What risks          - Market            - Market            - Market            - Market            - Market
 normally affect     volatility          volatility          volatility          volatility          volatility
 the Portfolio?      - Securities        - Securities        - Securities        - Securities        - Securities
                     selection           selection           selection           selection           selection
                     - Non-diversified   - Active trading    - Credit quality    - Medium sized      - Non-diversified
                     status              - Growth stocks     - Derivatives       companies           status
                     - Illiquidity                           - Illiquidity       - Growth stocks     - Foreign exposure
                     - Passively                             - Interest rate                         - Technology
                     managed strategy                        fluctuation                             sector
                                                             - Small companies                       - Growth stocks
                                                             - Real estate
                                                             industry
                                                             - Foreign exposure
                                                             - Unseasoned
                                                             companies
                                                             - Growth stocks
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                  EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------------
                                                                                                 MFS MID-CAP
                           PUTNAM GROWTH        BLUE CHIP GROWTH          REAL ESTATE              GROWTH
---------------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities    - Equity securities:   - Equity securities:   - Equity securities:
  Portfolio's                                   - large-cap stocks     - mid-cap stocks       - common stocks
  principal                                     - mid-cap stocks       - small-cap stocks     - mid-cap stocks
  investments?                                                       - Fixed income           - convertible
                                                                     securities:            securities
                                                                       - preferred stocks   - Fixed income
                                                                     - REITs                securities:
                                                                                              - preferred stocks
                                                                                            - Foreign securities:
                                                                                              - depositary
                                                                                            receipts
---------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                    - Small-cap stocks     - Convertible stocks   - Foreign securities
  of investments may                          - Foreign securities   - Foreign securities    (up to 20%)
  the Portfolio                                                      - Junk bonds           - Junk bonds
  significantly                                                       (up to 5%)             (up to 10%)
  invest?                                                            - Corporate bonds      - Securities lending
                                                                                             (up to 33 1/3%)
---------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term           - Short-term           - Short-term           - Warrants
  investments may the  investments            investments            investments            - Rights
  Portfolio use as     - Currency              (up to 10%)           - Defensive            - Corporate debt
  part of efficient    transactions           - Defensive            investments             instruments
  portfolio            - Defensive            instruments            - U.S. government      - U.S. Government
  management or to     investments            - Options and futures  securities               securities
  enhance return?      - Borrowing for        - Borrowing for                               - Zero-coupon,
                        temporary or            temporary or                                deferred interest and
                         emergency purposes   emergency purposes                            PIK bonds
                       - Options and futures   (up to 33 1/3%)                              - Short sales
                       - Warrants             - Securities lending                          - When issued and
                       - Hybrid instruments    (up to 33 1/3%)                                delayed-delivery
                                                                                              transactions
                                                                                            - Options and futures
                                                                                            - Currency
                                                                                            transactions
                                                                                            - Forward commitments
                                                                                            - Registered
                                                                                            investment companies
                                                                                            - Short-term
                                                                                              investments
---------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market volatility    - Market volatility    - Market volatility    - Market volatility
  affect the           - Securities           - Securities           - Securities           - Securities
  Portfolio?           selection              selection              selection              selection
                       - Growth stocks        - Active trading       - Real estate          - Medium sized
                                              - Interest rate        industry                 companies
                                                fluctuation          - Small and medium     - Foreign exposure
                                              - Growth stocks          sized companies      - Emerging markets
                                                                                            - Growth stocks
                                                                                            - Non-diversified
                                                                                            status
                                                                                            - Active trading
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                              EQUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------

                                AGGRESSIVE GROWTH          GROWTH OPPORTUNITIES             TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
  What are the Portfolio's  - Equity securities:        - Equity securities:        - Equity securities:
  principal investments?      - small-cap stocks          - mid-cap stocks            - large-cap stocks
                              - mid-cap stocks                                        - mid-cap stocks
                              - convertible securities                                - small-cap stocks
                              - warrants                                            - Foreign securities
                            - Defensive investments
                            - Options and futures
--------------------------------------------------------------------------------------------------------------
  In what other types of    - Large-cap stocks          - Small-cap stocks          N/A
  investments may the                                   - Large-cap stocks
  Portfolio significantly
  invest?
--------------------------------------------------------------------------------------------------------------
  What other types of       - Borrowing for temporary   - Short-term investments    - Warrants
  investments may the       or emergency purposes        (up to 10%)                - Rights
  Portfolio use as part of   (up to 33 1/3%)            - Defensive investments     - Illiquid securities
  efficient portfolio       - Options and futures       - Options and futures        (up to 15%)
  management or to enhance  - Illiquid securities                                   - Options and futures
  return?                    (up to 15%)
                            - Short-term investments
--------------------------------------------------------------------------------------------------------------
  What risks normally       - Market volatility         - Market volatility         - Market volatility
  affect the Portfolio?     - Securities selection      - Securities selection      - Securities selection
                            - Illiquidity               - Small and medium sized    - Technology sector
                            - Interest rate             companies                   - IPO investing
                            fluctuations                - Derivatives               - Derivatives
                            - Small and medium sized    - Hedging                   - Active trading
                            companies                   - Growth stocks             - Growth stocks
                            - Credit quality            - Technology sector         - Foreign exposure
                            - Derivatives                                           - Small and medium sized
                            - Hedging                                               companies
                            - Emerging markets
                            - Growth stocks
                            - Active trading
                            - Technology sector
--------------------------------------------------------------------------------------------------------------

--------------------------  ------------------------------
                                  EQUITY PORTFOLIOS
--------------------------  ------------------------------
                              SMALL & MID CAP VALUE
                                    PORTFOLIO
--------------------------  ------------------------------
  What are the Portfolio's  - Equity securities
  principal investments?      - small- and mid-cap
                            stocks
----------------------------------------------------------------------------------
  In what other types of    - Foreign securities (up
  investments may the       to 15%)
  Portfolio significantly   - Convertible securities
  invest?                     (up to 20%)
                            - Illiquid securities (up
                              to 15%)
                            - Rights and warrants (up
                              to 10%)
                            - Securities lending (up
                              to 33 1/3%)
                            - Options and futures
---------------------------------------------------------------------------------------
  What other types of       - Derivatives
  investments may the         - put and call options
  Portfolio use as part of  (U.S. and non-U.S.
  efficient portfolio         exchanges)
  management or to enhance    - futures contracts
  return?                     - forward commitments
                              - swaps
                            - Short sales
                            - Currency swaps
                            - Forward currency
                            exchange contracts
                            - Repurchase agreements
                            - Borrowing for temporary
                            or emergency   purposes
                              (up to 33 1/3%)
                            - Short-term investments
                              - cash
                              - cash equivalents
                              - other high quality
                            short-term investments
                              - money market
                            securities
                              - short-term debt
                            securities
--------------------------------------------------------------------------------------------
  What risks normally       - Small and medium sized
  affect the Portfolio?     companies
                            - Market volatility
                            - Securities selection
                            - Sector risk
                            - Foreign exposure
                            - Currency volatility
                            - Derivatives
                            - Credit quality
                            - Interest rate
                            fluctuations
                            - Illiquidity
                            - Short sale risk
                            - Leverage risk
                            - Hedging
-------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------
                           INTERNATIONAL                                 INTERNATIONAL
                         GROWTH AND INCOME       GLOBAL EQUITIES     DIVERSIFIED EQUITIES     EMERGING MARKETS
-----------------------------------------------------------------------------------------------------------------
  What are the         - Equity securities:   - Equity securities:   - Equity securities    - Equity securities:
  Portfolio's            - large-cap stocks     - large-cap stocks   - Foreign securities     - small-cap stocks
  principal                (foreign)            - mid-cap stocks                              - mid-cap stocks
  investments?         - Foreign securities   - Foreign securities                          - Foreign securities
-----------------------------------------------------------------------------------------------------------------
  In what other types  - Equity securities:   N/A                    - Equity securities:   - Hybrid instruments
  of investments may     - mid-cap stocks                              - convertible        - Equity swaps
  the Portfolio         (foreign)                                    securities
  significantly        - Foreign securities:                           - warrants
  invest?                - emerging markets                            - rights
-----------------------------------------------------------------------------------------------------------------
  What other types of  - Equity securities:   - Short-term           - Short-term           N/A
  investments may the    - small-cap stocks   investments            investments
  Portfolio use as      (foreign)             - Currency             - Defensive
  part of efficient      - large-cap stocks   transactions           investments
  portfolio            (U.S.)                 - Defensive            - Currency
  management or to     - Currency             investments            transactions
  enhance return?      transactions           - Borrowing for        - Illiquid securities
                       - Short-term           temporary or            (up to 15%)
                       investments            emergency purposes     - Options and futures
                       - Hybrid instruments       (up to 33 1/3%)    - Forward commitments
                       - Equity swaps         - Options and futures  - Registered
                                                                     investment companies
                                                                     - Firm commitment
                                                                     agreements
                                                                     - Securities lending
                                                                      (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------
  What risks normally  - Currency volatility  - Market volatility    - Market volatility    - Currency volatility
  affect the           - Foreign exposure     - Securities           - Foreign exposure     - Foreign exposure
  Portfolio?           - Market volatility    selection              - Non-diversified      - Emerging markets
                       - Securities           - Active trading       status                 - Growth stocks
                       selection              - Currency volatility  - Emerging markets     - Market volatility
                       - Hedging              - Foreign exposure     - Growth stocks        - Securities
                       - Growth stocks        - Growth stocks        - Active trading       selection
                                                                     - Currency volatility
                                                                     - Sector risk
-----------------------------------------------------------------------------------------------------------------

---------------------  -------------------------
                       INTERNATIONAL PORTFOLIOS
---------------------  -------------------------
                           FOREIGN VALUE
                             PORTFOLIO
---------------------  -------------------------
  What are the         - Foreign securities
  Portfolio's            - emerging markets
  principal            (up to 25%)
  investments?           - ADRs, EDRs and
                           GDRs
                         - foreign debt
                       securities (up to
                           25%)
                       - Equity securities
------------------------------------------------------------------------------------------------------
  In what other types  - Unlisted foreign
  of investments may   securities (up to
  the Portfolio        15%)
  significantly        - Securities with
  invest?              limited trading
                           market (up to
                           10%)
                       - Derivatives
                       - Swaps
                       - Illiquid securities
                         (up to 15%)
-----------------------------------------------------------------------------------------------------------
  What other types of  - Short-term
  investments may the  investments
  Portfolio use as       - cash
  part of efficient      - cash equivalents
  portfolio              - other high
  management or to     quality short-term
  enhance return?      investments
                         - money market
                       securities
                         - short-term debt
                           securities
                       - Fixed income
                       securities
                         - U.S. and foreign
                       companies
                         - U.S. and foreign
                           governments
                       - Unseasoned
                       companies (up to 5%)
                       - Warrants (up to 5%)
                       - Junk bonds (up to
                         5%)
                       - Swaps (up to 5%)
                       - Borrowing for
                         temporary or
                         emergency
                           purposes (up to
                         33 1/2%)
----------------------------------------------------------------------------------------------------------------
  What risks normally  - Foreign exposure
  affect the           - Currency volatility
  Portfolio?           - Market volatility
                       - Securities
                       selection
                       - Technology sector
                       - Financial
                       institutions sector
                       - Emerging markets
                       - Hedging
                       - Sector risk
                       - Derivatives
                       - Interest rate
                         fluctuations
                       - Credit quality
                       - Illiquidity
                       - Unseasoned
                       companies
                       - Junk bonds
                       - Leverage risk
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY

--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance returns.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.35 billion to $8.70 billion or higher as of January 31, 2002, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.35 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

EQUITY SWAPS allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. ("Moody's"). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind ("PIK") bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts ("SPDRs") and iShares(SM)) STRUCTURED SECURITIES and other EXCHANGE TRADED FUNDS, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

INVERSE FLOATERS are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

LOAN PARTICIPATIONS are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

MORTGAGE SWAPS are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

ROLL TRANSACTIONS involve the sale of mortgage or other asset-backed securities ("roll securities") with the commitment to purchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT SALES involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that price at the time of replacement may be greater than the price at which the security was sold. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

TOTAL RETURN SWAPS are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.

UTILITY COMPANIES are equity and debt securities of companies principally engaged in the utility industry.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

IPO INVESTING: A Portfolio's purchase of shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NON-DIVERSIFIED STATUS: Portfolios registered as "non-diversified" investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company's risk may increase because the effect of each security on the Portfolio's performance is greater.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the Investment Company Act of 1940.

SECTOR RISK: Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SHORT SALE RISKS: Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

TECHNOLOGY SECTOR: There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio's investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors.

UNSEASONED COMPANIES: Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; (vi) difficulties in obtaining fuel at reasonable prices and
(vii) potential effect of deregulation.

--------------------------------------------------------------------------------

                                   MANAGEMENT

--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. ("SAAMCo") serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $41 billion as of December 31, 2001.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc., VALIC Company I and VALIC Company II.

For the fiscal year ended January 31, 2002, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:


                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................            0.48%
Corporate Bond Portfolio.....................            0.60%
Global Bond Portfolio........................            0.68%
High-Yield Bond Portfolio....................            0.63%
Worldwide High Income Portfolio..............            1.00%
SunAmerica Balanced Portfolio................            0.60%
MFS Total Return Portfolio...................            0.66%
Asset Allocation Portfolio...................            0.59%
Telecom Utility Portfolio....................            0.75%
Growth-Income Portfolio......................            0.53%
Federated Value Portfolio....................            0.69%
Davis Venture Value Portfolio................            0.71%
"Dogs" of Wall Street Portfolio..............            0.60%
Alliance Growth Portfolio....................            0.60%
Goldman Sachs Research Portfolio.............            1.20%
MFS Growth and Income Portfolio..............            0.70%
Putnam Growth Portfolio......................            0.77%
Blue Chip Growth Portfolio...................            0.70%
Real Estate Portfolio........................            0.80%
MFS Mid-Cap Growth Portfolio.................            0.75%
Aggressive Growth Portfolio..................            0.68%

                  PORTFOLIO                              FEE
                  ---------                              ---
Growth Opportunities Portfolio...............            0.75%
Marsico Growth Portfolio.....................            0.85%
Technology Portfolio.........................            1.20%
International Growth and Income Portfolio....            0.95%
Global Equities Portfolio....................            0.72%
International Diversified Equities
  Portfolio..................................            1.00%
Emerging Markets Portfolio...................            1.25%

The annual rate of the investment advisory fee payable by each Portfolio to SAAMCo is equal to the following percentage of average daily net assets:

              PORTFOLIO                                   FEE
              ---------                                   ---
Foreign Value Portfolio..............    1.025% on the first $50 million
                                         0.865% on the next $150 million
                                         0.775% on the next $300 million
                                         0.75% thereafter
Small & Mid Cap Value Portfolio......    1.00%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance") is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading global investment management firm. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. Alliance does business in certain circumstances, including its role as Subadviser to the Small & Mid Cap Value Portfolio of the Trust, using the name AllianceBernstein Institutional Investment Management ("AllianceBernstein"). AllianceBernstein is the institutional marketing and client servicing unit of Alliance. As of March 31, 2002, Alliance had approximately $452 billion in assets under management.

BANC OF AMERICA CAPITAL MANAGEMENT, LLC (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior service, manage money for foundations, universities, corporation, institutions and individuals. As of December 31, 2001, BACAP had over $664 billion in assets under management.

DAVIS SELECTED ADVISERS, L.P. d/b/a DAVIS ADVISORS (Davis) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis provides advisory services to other investment companies. The Subadvisory Agreement with Davis provides that Davis may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however, Davis remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it. As of December 31, 2001, Davis had approximately $41.8 billion in assets under management.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts. As of December 31, 2001, Federated had approximately $180 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT (GSAM), a business unit of the Investment Management Division of Goldman, Sachs & Co. (Goldman Sachs), is located at 32 Old Slip, New York, NY 10005. Goldman Sachs registered as an investment adviser in 1981. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management. As of December 31, 2001, GSAM and GSAM-International had approximately $329.6 billion in assets under management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), an affiliate of Goldman Sachs, is located at Procession House, 55 Ludgate Hill, London EC4M7JW, England. GSAM-International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities. As of December 31, 2001, GSAM and GSAM-International had approximately $329.6 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC (Marsico) is located at 1200 17th Street, Suite 1300, Denver, CO 80202. Marsico, founded in September 1997 by Thomas F. Marsico, is a full service investment advisory firm which provides investment management services to various mutual funds and private accounts. As of December 31, 2001, Marsico had over $16 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, MA 02116. As of December 31, 2001, MFS had approximately $137 billion in assets under management.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. (MSIM) is a subsidiary of Morgan Stanley Dean Witter & Co. and conducts a worldwide portfolio management business providing a broad range of services to customers in the U.S. and abroad. MSIM is located at 1221 Avenue of the Americas, New York, NY 10020. MSIM does business in certain circumstances, including its role as a Subadviser to the Trust, using the name "VAN KAMPEN." As of December 31, 2001, MSIM together with its affiliated asset management companies had approximately $415.9 billion in assets under management with approximately $178.1 billion in institutional assets.

PUTNAM INVESTMENT MANAGEMENT, LLC (Putnam), is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of December 31, 2001, Putnam had approximately $314.6 billion in assets under management.


TEMPLETON INVESTMENT COUNSEL, LLC (Templeton) is a Delaware limited liability company located at 500 E. Broward Boulevard, Suite 2100, Ft. Lauderdale, FL 33394. Templeton is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of March 31, 2002, Franklin Templeton Investments managed approximately $274.5 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.


WM ADVISORS, INC. (WMA), is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101. WMA is an investment adviser registered with the SEC under the 1940 Act and provides investment advisory services for separately managed accounts in addition to the WM Group of Funds. As of February 28, 2002, WMA had over $12 billion in assets under management.

SAAMCo compensates the various Subadvisers out of the advisory fees that it receives from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

INFORMATION ABOUT THE DISTRIBUTOR



SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class B shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid for by the Portfolios. The Distributor is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017.


PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each Portfolio is set forth in the following table.

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Cash Management Portfolio     BACAP                         - Money Market Management    N/A
                                                               Team
----------------------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                               Senior Vice President and  Federated in 1986 as a
                                                               Portfolio Manager          Project Manager in the
                                                                                          Product Design
                                                                                          Department and became
                                                                                          an Assistant Vice
                                                                                          President and
                                                                                          Investment Analyst in
                                                                                          1991. He became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1995 and a Senior Vice
                                                                                          President in 1998.
                                                             - Mark E. Durbiano           Mr. Durbiano joined
                                                               Senior Vice President and  Federated in 1982 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and became a Vice
                                                                                          President and
                                                                                          portfolio manager in
                                                                                          1988. He has been a
                                                                                          Senior Vice President
                                                                                          since 1996.
                                                             - Christopher J. Smith       Mr. Smith joined
                                                               Vice President and         Federated in 1995 as a
                                                               Portfolio Manager          Portfolio Manager and
                                                                                          Vice President. Prior
                                                                                          to joining Federated,
                                                                                          he was an Assistant
                                                                                          Vice President at
                                                                                          Provident Life &
                                                                                          Accident Insurance
                                                                                          Company from 1987
                                                                                          through 1994.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Andrew F. Wilson           Mr. Wilson joined
                                                               Managing Director and      GSAM-International in
                                                               Senior Portfolio Manager   December 1995 as an
                                                                                          Executive Director and
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          three years as an
                                                                                          Assistant Director at
                                                                                          Rothschild Asset
                                                                                          Management, where he
                                                                                          was responsible for
                                                                                          managing global and
                                                                                          international bond
                                                                                          portfolios with
                                                                                          specific focus on the
                                                                                          U.S., Canadian,
                                                                                          Australian and
                                                                                          Japanese economies.
                                                             - James Cielinski            Mr. Cielinski joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   1998 as a portfolio
                                                                                          manager. Prior to his
                                                                                          current position, he
                                                                                          spent five years at
                                                                                          Utah Retirement
                                                                                          Systems, where he
                                                                                          managed the fixed
                                                                                          income group.
                                                             - Philip Moffitt             Mr. Moffitt joined
                                                               Executive Director,        GSAM-International in
                                                               Senior Currency Portfolio  1999 as a portfolio
                                                               Manager and Senior         manager. Prior to his
                                                               Portfolio Manager          current position, he
                                                                                          worked for three years
                                                                                          as a proprietary
                                                                                          trader for Tokai Asia
                                                                                          Ltd. in Hong Kong.
                                                                                          Before that, Mr.
                                                                                          Moffitt spent ten
                                                                                          years with Bankers
                                                                                          Trust Asset Management
                                                                                          in Australia, where he
                                                                                          was a Managing
                                                                                          Director responsible
                                                                                          for all active global
                                                                                          fixed income funds as
                                                                                          well as a member of
                                                                                          the Asset Allocation
                                                                                          Committee.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Global Bond Portfolio         GSAM-International            - Iain Lindsay               Mr. Lindsay joined
 (continued)                                                   Executive Director and     GSAM-International in
                                                               Portfolio Manager          2001 as an Executive
                                                                                          Director and portfolio
                                                                                          manager. Prior to
                                                                                          that, he was a
                                                                                          portfolio
                                                                                          manager/product
                                                                                          manager at JP Morgan
                                                                                          Investment Management
                                                                                          from March 2000 to
                                                                                          June 2001. Before
                                                                                          that, he headed the
                                                                                          capital market
                                                                                          strategy team at Bank
                                                                                          of Montreal in London
                                                                                          from November 1997 to
                                                                                          September 1999 and was
                                                                                          a senior fixed-income
                                                                                          strategist with Credit
                                                                                          Lyonnais in Paris from
                                                                                          May 1994 to November
                                                                                          1997.
                                                             - Paul Marson                Mr. Marson joined
                                                               Executive Director and     GSAM-International in
                                                               Senior Portfolio Manager   2000 as a senior
                                                                                          portfolio manager.
                                                                                          Prior to his current
                                                                                          position, he spent
                                                                                          five years at JP
                                                                                          Morgan as a senior
                                                                                          portfolio manager and
                                                                                          member of the Global
                                                                                          Macro Strategy Team.
                                                             - Kevin Zhao                 Mr. Zhao, an Executive
                                                               Executive Director and     Director and Portfolio
                                                               Portfolio Manager          Manager, joined GSAM-
                                                                                          International in
                                                                                          December 1994 as an
                                                                                          associate and
                                                                                          portfolio manager. He
                                                                                          became an Executive
                                                                                          Director in 1996.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio     SAAMCo                        - Jeffrey J. Gary            Mr. Gary joined SAAMCo
                                                               Portfolio Manager          in 2001 as a portfolio
                                                                                          manager. In addition
                                                                                          to his position with
                                                                                          SAAMCo, Mr. Gary is
                                                                                          currently Managing
                                                                                          Director of AIG Global
                                                                                          Investment Corp. Prior
                                                                                          to joining SAAMCo, he
                                                                                          was a Senior Vice
                                                                                          President and Public
                                                                                          High Yield Portfolio
                                                                                          Manager with American
                                                                                          General Investment
                                                                                          Management, LP from
                                                                                          April 1998 to October
                                                                                          2001. From 1996 to
                                                                                          1998, he was Managing
                                                                                          Director and Portfolio
                                                                                          Manager for Koch
                                                                                          Capital Service, Inc.
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Gordon W. Loery            Mr. Loery is a
 Portfolio                                                     Principal and Portfolio    Principal and
                                                               Manager                    Portfolio Manager of
                                                                                          MSIM. Mr. Loery joined
                                                                                          Morgan Stanley & Co.
                                                                                          Incorporated (Morgan
                                                                                          Stanley), a MSIM
                                                                                          affiliate in 1990 as a
                                                                                          fixed income analyst
                                                                                          and has been a
                                                                                          Portfolio Manager with
                                                                                          MSIM's affiliate
                                                                                          Miller Anderson &
                                                                                          Sherrerd, LLP (MAS)
                                                                                          since 1996.
                                                             - Stephen F. Esser           Mr. Esser is a
                                                               Managing Director and      Managing Director of
                                                               Portfolio Manager          MSIM and has been a
                                                                                          Portfolio Manager with
                                                                                          MAS since 1988.
                                                             - Deanna L. Loughnane        Ms. Loughnane joined
                                                               Principal and Portfolio    MAS in 1997 as a
                                                               Manager                    Financial Analyst.
                                                                                          Prior to that, she
                                                                                          served as a Vice
                                                                                          President and Senior
                                                                                          Corporate Bond Analyst
                                                                                          for Putnam Investments
                                                                                          from 1993 to 1997.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Worldwide High Income         Van Kampen                    - Abigail McKenna            Ms. McKenna is a
 Portfolio (continued)                                         Principal and Portfolio    Principal of MSIM and
                                                               Manager                    Portfolio Manager of
                                                                                          emerging markets debt
                                                                                          portfolio. From 1995
                                                                                          to 1996, Ms. McKenna
                                                                                          was a Senior Portfolio
                                                                                          Manager at MetLife
                                                                                          Investment Management
                                                                                          Corp. Ms. McKenna
                                                                                          joined the firm in
                                                                                          1996.
                                                             - Eric Baurmeister           Mr. Baurmeister joined
                                                               Vice President             MSIM in 1997 and is a
                                                                                          portfolio manager of
                                                                                          emerging markets debt
                                                                                          portfolio. Prior to
                                                                                          joining MSIM, he was a
                                                                                          portfolio manager at
                                                                                          MIMCO from 1992 to
                                                                                          1996. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------
 SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                               Senior Vice President and  in 1992 as a Vice
                                                               Portfolio Manager          President and equity
                                                                                          analyst. He became a
                                                                                          portfolio manager in
                                                                                          1993 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 MFS Total Return Portfolio    MFS                           - David S. Kennedy           Mr. Kennedy, the
 (continued)                                                   Senior Vice President and  manager of the
                                                               Portfolio Manager          Portfolio's fixed
                                                                                          income securities,
                                                                                          joined MFS in 2000 as
                                                                                          a Senior Vice
                                                                                          President and
                                                                                          Portfolio Manager.
                                                                                          Prior to joining MFS,
                                                                                          Mr. Kennedy was a
                                                                                          fixed income portfolio
                                                                                          manager and research
                                                                                          analyst with Harbor
                                                                                          Capital Management
                                                                                          Company from 1994 to
                                                                                          2000.
                                                             - Constantinos G. Mokas      Mr. Mokas, manager of
                                                               Senior Vice President and  the Portfolio's equity
                                                               Portfolio Manager          portion, joined MFS in
                                                                                          1990 as a research
                                                                                          analyst. He was
                                                                                          promoted to Assistant
                                                                                          Vice President in
                                                                                          1994, Vice President
                                                                                          in 1996 and portfolio
                                                                                          manager in 1998.
                                                             - Lisa B. Nurme              Ms. Nurme, a manager
                                                               Senior Vice President and  of the Portfolio's
                                                               Portfolio Manager          equity portion, became
                                                                                          a portfolio manager in
                                                                                          1995 and was promoted
                                                                                          to Senior Vice
                                                                                          President in 1998.
                                                             - Kenneth J. Enright         Mr. Enright, a manager
                                                                 Senior Vice President    of the Portfolio's
                                                                 and Portfolio Manager    equity portion, joined
                                                                                          MFS in 1986 as a
                                                                                          research analyst. He
                                                                                          became an Assistant
                                                                                          Vice President in
                                                                                          1987, Vice President
                                                                                          in 1988, portfolio
                                                                                          manager in 1993 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio    WMA                           - Randall L. Yoakum          Mr. Yoakum re-joined
                                                               Chief Investment Officer   WMA in 1999 as a
                                                               and Senior Portfolio       Senior Portfolio
                                                               Manager                    Manager and Chairman
                                                                                          of the Investment
                                                                                          Policy, Asset
                                                                                          Allocation and Equity
                                                                                          Investment Teams. From
                                                                                          1997-1999, Mr. Yoakum
                                                                                          was the Chief
                                                                                          Investment Officer at
                                                                                          D.A. Davidson, and
                                                                                          from 1994-1997, he
                                                                                          served as Senior Vice
                                                                                          President and Chief
                                                                                          Equity Officer at
                                                                                          Boatmen's Trust
                                                                                          Company. Mr. Yoakum is
                                                                                          a Chartered Financial
                                                                                          Analyst.
                                                             - Gary J. Pokrzywinski       Mr. Pokrzywinski
                                                               Senior Portfolio Manager   joined WMA in 1992. He
                                                                                          has been a Senior
                                                                                          Portfolio Manager
                                                                                          since 1994, and Head
                                                                                          of the Fixed Income
                                                                                          Investment Team since
                                                                                          1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
                                                             - Michael D. Meighan         Mr. Meighan joined WMA
                                                               Senior Asset Allocation    in 1999 as a Senior
                                                               Analyst                    Asset Allocation
                                                                                          Analyst. From
                                                                                          1993-1999 he was a
                                                                                          Manager of Managed
                                                                                          Assets at D.A.
                                                                                          Davidson. Mr. Meighan
                                                                                          is a Chartered
                                                                                          Financial Analyst
                                                                                          Candidate.
                                                             - Charles D. Averill         Mr. Averill joined WMA
                                                               Senior Quantitative        in 1990. He was an
                                                               Analyst                    Equity Analyst from
                                                                                          1996-1999, and has
                                                                                          been a Senior
                                                                                          Quantitative Analyst
                                                                                          since 1999. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Telecom Utility Portfolio     Federated                     - John L. Nichol             Mr. Nichol joined
                                                               Vice President and         Federated in September
                                                               Portfolio Manager          2000 as an Assistant
                                                                                          Vice President/Senior
                                                                                          Investment Analyst.
                                                                                          Prior to joining
                                                                                          Federated, Mr. Nichol
                                                                                          was a portfolio
                                                                                          manager for the Public
                                                                                          Employees Retirement
                                                                                          System of Ohio from
                                                                                          1992 through August
                                                                                          2000.
----------------------------------------------------------------------------------------------------------------
 Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                               Portfolio Manager and      company in 1989 as a
                                                               Senior Vice President      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1991 and
                                                                                          was promoted to Senior
                                                                                          Vice President and
                                                                                          Associate Director of
                                                                                          Research in 1996.
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Kevin R. McCloskey         Mr. McCloskey, who
                                                               Vice President and         joined Federated in
                                                               Portfolio Manager          1999 as a portfolio
                                                                                          manager, is a Vice
                                                                                          President. From
                                                                                          September 1994 to July
                                                                                          1999, he served as a
                                                                                          portfolio manager, and
                                                                                          from January 1994 to
                                                                                          September 1994, he
                                                                                          served as an
                                                                                          investment/quantitative
                                                                                          analyst at Killian
                                                                                          Asset Management
                                                                                          Corporation. Mr.
                                                                                          McCloskey is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Federated Value Portfolio     Federated                     - Michael P. Donnelly        Mr. Donnelly joined
 (continued)                                                   Senior Vice President and  Federated in 1989 as
                                                               Portfolio Manager          an Investment Analyst
                                                                                          and has been a
                                                                                          Portfolio Manager
                                                                                          since 1993. He served
                                                                                          as an Assistant Vice
                                                                                          President of an
                                                                                          affiliate of Federated
                                                                                          from 1992 to 1994, a
                                                                                          Vice President from
                                                                                          1994 to 1999, and a
                                                                                          Senior Vice President
                                                                                          since 1999.
----------------------------------------------------------------------------------------------------------------
 Davis Venture Value           Davis                         - Christopher C. Davis       Mr. Davis has been
 Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                          since 1989 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
                                                             - Kenneth C. Feinberg        Mr. Feinberg has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
 Portfolio                                                     Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                               Executive Vice President   company in 1984 as a
                                                               and Portfolio Manager      research analyst. He
                                                                                          became a portfolio
                                                                                          manager in 1993 and
                                                                                          was promoted to an
                                                                                          Executive Vice
                                                                                          President in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Goldman Sachs Research        GSAM                          - Melissa Brown              Ms. Brown joined GSAM
 Portfolio                                                     Managing Director,         as a portfolio manager
                                                               Product Manager for        in 1998. From 1984 to
                                                               Quantitative Equities and  1998, she was the
                                                               Senior Portfolio Manager   director of
                                                                                          Quantitative Equity
                                                                                          Research and served on
                                                                                          the Investment Policy
                                                                                          Committee at
                                                                                          Prudential Securities.
                                                             - Robert C. Jones            Mr. Jones joined GSAM
                                                               Managing Director, Head    as a portfolio manager
                                                               of Quantitative Equities   in 1989.
                                                               and Senior Portfolio
                                                               Manager
                                                             - Victor H. Pinter           Mr. Pinter joined GSAM
                                                               Vice President, Head of    as a research analyst
                                                               Portfolio Construction     in 1989. He became a
                                                               and Senior Portfolio       portfolio manager in
                                                               Manager                    1992.
----------------------------------------------------------------------------------------------------------------
 MFS Growth and Income         MFS                           - John D. Laupheimer, Jr.    Mr. Laupheimer joined
 Portfolio                                                     Senior Vice President and  MFS in 1981 as a
                                                               Portfolio Manager          research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1988,
                                                                                          Assistant Vice
                                                                                          President in 1984,
                                                                                          Vice President in
                                                                                          1986, portfolio
                                                                                          manager in 1987,
                                                                                          Senior Vice President
                                                                                          in 1995 and Director
                                                                                          of Equity Research in
                                                                                          1999.
                                                             - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                               Senior Vice President and  in 1986 as a research
                                                               Portfolio Manager          analyst. He became an
                                                                                          Assistant Vice
                                                                                          President in 1987,
                                                                                          Vice President in
                                                                                          1988, portfolio
                                                                                          manager in 1995 and
                                                                                          Senior Vice President
                                                                                          in 1999.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio       Putnam                        - Brian O'Toole,             Mr. O'Toole joined
                                                               Managing Director and      Putnam in 2002 and has
                                                               Chief Investment Officer   16 years of investment
                                                               of the Large Cap Growth    experience. He heads
                                                               Team                       the team managing
                                                                                          global and U.S.
                                                                                          large-cap growth
                                                                                          equity portfolios.
                                                                                          Prior to joining
                                                                                          Putnam, he was
                                                                                          Managing Director and
                                                                                          Head of U.S. Growth
                                                                                          Equities for Citigroup
                                                                                          Asset Management
                                                                                          (1998-2002) and Senior
                                                                                          Portfolio Manager at
                                                                                          The Northern Trust
                                                                                          Company (1994-1998).
                                                             - Eric M. Wetlaufer,         Mr. Wetlaufer joined
                                                               Managing Director and      Putnam in 1997 and has
                                                               co-CIO of Specialty        16 years of investment
                                                               Growth                     experience. He
                                                                                          co-leads the teams
                                                                                          responsible for
                                                                                          managing mid-cap
                                                                                          growth equity
                                                                                          institutional
                                                                                          portfolios.
                                                             - Jeffrey R. Lindsey,        Mr. Lindsey joined
                                                               Managing Director of the   Putnam in 1994 as an
                                                               Large Cap Growth Team      analyst in the Global
                                                                                          Equity Research Group.
                                                                                          In 1996, he was
                                                                                          promoted to Senior
                                                                                          Analyst and Senior
                                                                                          Vice President, and
                                                                                          subsequently joined
                                                                                          the Growth Equity Team
                                                                                          as a Portfolio
                                                                                          Manager. He has 17
                                                                                          years of investment
                                                                                          experience.
                                                             - Anthony H. Elavia,         Dr. Elavia joined
                                                               Managing Director of the   Putnam in 1999 and has
                                                               Large Cap Growth Team      14 years of investment
                                                                                          experience. His group
                                                                                          manages quantitative
                                                                                          portfolios and the
                                                                                          quantitative research
                                                                                          processes across
                                                                                          equity products. Prior
                                                                                          to joining Putnam, he
                                                                                          was President of TES
                                                                                          Partners (1998-1999)
                                                                                          and Executive Vice
                                                                                          President of Voyager
                                                                                          Asset Management
                                                                                          (1995-1998).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Blue Chip Growth Portfolio    SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
                                                               Senior Vice President and  portfolio manager with
                                                               Portfolio Manager          SAAMCo since 1996. He
                                                                                          joined SAAMCo in 1993
                                                                                          as an equity analyst.
----------------------------------------------------------------------------------------------------------------
 Real Estate Portfolio         Davis                         - Andrew A. Davis            Mr. Davis has been
                                                               Portfolio Manager          employed by Davis
                                                                                          since 1994 as a
                                                                                          research analyst,
                                                                                          assistant portfolio
                                                                                          manager, co-portfolio
                                                                                          manager and portfolio
                                                                                          manager.
----------------------------------------------------------------------------------------------------------------
 MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
 Portfolio                                                     Senior Vice President and  as a research analyst
                                                               Portfolio Manager          in 1989. He was named
                                                                                          investment officer in
                                                                                          1990, Assistant Vice
                                                                                          President in 1991,
                                                                                          Vice President in
                                                                                          1992, portfolio
                                                                                          manager in 1998 and
                                                                                          Senior Vice President
                                                                                          in 1999.
                                                             - David E. Sette-Ducati      Mr. Sette-Ducati
                                                               Senior Vice President and  joined MFS in 1995 as
                                                               Portfolio Manager          a research analyst. He
                                                                                          became an Investment
                                                                                          Officer in 1997, Vice
                                                                                          President in 1999,
                                                                                          portfolio manager in
                                                                                          February 2000 and
                                                                                          Senior Vice President
                                                                                          in March 2001.
----------------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined
                                                               Senior Vice President and  SAAMCo in 1998 as a
                                                               Portfolio Manager          Vice President and
                                                                                          portfolio manager and
                                                                                          was named Senior Vice
                                                                                          President in February
                                                                                          2001. Prior to joining
                                                                                          SAAMCo, she was the
                                                                                          founder and General
                                                                                          Partner of Manhattan
                                                                                          Capital Partners, L.P.
                                                                                          from 1991 to 1995.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Growth Opportunities          SAAMCo                        - Brian P. Clifford          Mr. Clifford joined
 Portfolio                                                     Vice President and         SAAMCo in February
                                                               Portfolio Manager          1998 as a portfolio
                                                                                          manager and was named
                                                                                          Vice President in
                                                                                          October 1999. From
                                                                                          1995 until he joined
                                                                                          SAAMCo, Mr. Clifford
                                                                                          was a portfolio
                                                                                          manager with Morgan
                                                                                          Stanley Dean Witter.
----------------------------------------------------------------------------------------------------------------
 Marsico Growth Portfolio      Marsico                       - Thomas F. Marsico          Mr. Marsico formed
                                                               Chairman and Chief         Marsico in 1997. From
                                                               Executive Officer          1988 to 1997, he was
                                                                                          an Executive Vice
                                                                                          President and
                                                                                          Portfolio Manager at
                                                                                          Janus Capital
                                                                                          Corporation.
----------------------------------------------------------------------------------------------------------------
 Technology Portfolio          Van Kampen                    - Alexander L. Umansky       Mr. Umansky joined
                                                               Principal and Portfolio    MSIM as a compliance
                                                               Manager                    analyst in 1994 and
                                                                                          has been a Portfolio
                                                                                          Manager since 1998.
                                                                                          From 1996 to 1998 he
                                                                                          was a research analyst
                                                                                          in MSIM's
                                                                                          Institutional Equity
                                                                                          Group focusing
                                                                                          primarily on
                                                                                          technology.
                                                             - Dennis P. Lynch            Mr. Lynch joined MSIM
                                                               Vice President and         in 1998 as a Research
                                                               Portfolio Manager          Analyst and is
                                                                                          currently a Portfolio
                                                                                          Manager in MSIM's
                                                                                          Institutional Equity
                                                                                          Group. Prior to
                                                                                          joining MSIM, he was a
                                                                                          research analyst for
                                                                                          J.P. Morgan Securities
                                                                                          from 1994 to 1996. Mr.
                                                                                          Lynch received his MBA
                                                                                          from Columbia
                                                                                          University in 1998.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Small & Mid Cap Value         AllianceBernstein             - Andrew Moloff              Mr. Moloff is the
 Portfolio                                                     Chief Investment Officer   Director of Small &
                                                               and Director of Small &    Mid Cap Value Equity
                                                               Mid Cap Value Equity       Research at Alliance
                                                               Research                   Capital Management
                                                                                          L.P. since October
                                                                                          2000 and, prior to
                                                                                          that, at Sanford C.
                                                                                          Bernstein & Co., Inc.
                                                                                          ("Bernstein"). Mr.
                                                                                          Moloff joined
                                                                                          Bernstein in 1995 as a
                                                                                          research analyst. In
                                                                                          1998, he assumed the
                                                                                          position of Director
                                                                                          of Research for the
                                                                                          Small-Cap U.S. Equity
                                                                                          Research Group at
                                                                                          Bernstein.
----------------------------------------------------------------------------------------------------------------
 International Growth and      Putnam                        - International Value        Mr. Moore joined
 Income Portfolio                                              Equity Team led by Colin   Putnam in 2000 and has
                                                               Moore, AIIMR, Managing     25 years of investment
                                                               Director and CIO of the    experience. Prior to
                                                               International Value Team   joining Putnam, he was
                                                                                          CIO at Rockefeller &
                                                                                          Co., Inc. (1993-2000).
----------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                               Portfolio Manager,         the company in 1992 as
                                                               Director and Senior Vice   Director of
                                                               President                  International
                                                                                          Quantitative Stock
                                                                                          Analysis and portfolio
                                                                                          manager. He was
                                                                                          promoted to Senior
                                                                                          Vice President in
                                                                                          1998.
----------------------------------------------------------------------------------------------------------------
 International Diversified     Van Kampen                    - Barton Biggs               Mr. Biggs joined
 Equities Portfolio                                            Chairman, Director,        Morgan Stanley in 1975
                                                               Managing Director and      and is currently
                                                               Portfolio Manager          Chairman, a Director
                                                                                          and a Managing
                                                                                          Director of MSIM.
                                                             - Ann Thivierge              Ms. Thivierge joined
                                                               Managing Director and      MSIM in 1986 and is
                                                               Portfolio Manager          currently a Managing
                                                                                          Director.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
----------------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio    Putnam                        - Carmel Peters,             Ms. Peters joined
                                                               Senior Vice President and  Putnam in 1997 and has
                                                               Senior Portfolio Manager   23 years of investment
                                                               of the International Core  experience.
                                                               Team
----------------------------------------------------------------------------------------------------------------
 Foreign Value Portfolio       Templeton                     - Antonio T. Docal, CFA      Mr. Docal joined
                                                               Vice President, Portfolio  Templeton in 2001 and
                                                               Management/ Research       is currently Vice
                                                                                          President, Portfolio
                                                                                          Manager and Research
                                                                                          Analyst. Prior to
                                                                                          joining Templeton, Mr.
                                                                                          Docal was Vice
                                                                                          President and Director
                                                                                          at Evergreen Funds in
                                                                                          Boston, Massachusetts.
                                                                                          Prior to that
                                                                                          position, he was
                                                                                          principal and
                                                                                          co-founder of Docal
                                                                                          Associates, Inc., an
                                                                                          import/export and
                                                                                          marketing consultant
                                                                                          firm in Connecticut.
                                                                                          Prior to that he was
                                                                                          an Assistant Treasurer
                                                                                          in the Mergers and
                                                                                          Acquisitions
                                                                                          Department of J.P.
                                                                                          Morgan. He is a
                                                                                          Chartered Financial
                                                                                          Analyst.
----------------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*

--------------------------------------------------------------------------------
The following Financial Highlights tables for Class A shares of each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years (or for periods since commencement of operations). Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class A share of the Portfolio (assuming reinvestment of all dividends and distributions). As of the date of this Prospectus, the Small & Mid Cap Value Portfolio and the Foreign Value Portfolio had not offered Class B shares. Financial Highlight information for Class B shares of each Portfolio began July 9, 2001, and is reflected below. All other financial information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown below. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class A



      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741



                                                   Cash Management Portfolio Class B



      7/9/01@-
      1/31/02       11.34       0.12           0.03           0.15         (0.44)            --       11.05      1.34       22,093



                                                    Corporate Bond Portfolio Class A



      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912



                                                    Corporate Bond Portfolio Class B



      7/9/01@-
      1/31/02       11.37       0.43             --           0.43         (0.63)            --       11.17      3.84       10,530



                                                     Global Bond Portfolio Class A



      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556



                                                     Global Bond Portfolio Class B



      7/9/01@-
      1/31/02       11.41       0.21           0.04           0.25         (1.03)            --       10.63      2.17        2,873

                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class A



      11/30/98       0.58%          4.97%          --%
      1/31/99#       0.62+          5.02+          --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52(2)        3.31(2)        --



                    Cash Management Portfolio Class B



      7/9/01@-
      1/31/02        0.68+(2)       1.75+(2)       --



                     Corporate Bond Portfolio Class A



      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67(2)        7.41(2)        83



                     Corporate Bond Portfolio Class B



      7/9/01@-
      1/31/02        0.82+(2)       7.05+(2)       83



                      Global Bond Portfolio Class A



      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81(2)        3.84(2)       193



                      Global Bond Portfolio Class B



      7/9/01@-
      1/31/02        0.97+(2)       3.46+(2)      193

---------------

     *  Calculated based upon average shares outstanding
    **  After fee waivers and expense reimbursements by the investment adviser
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                              High-Yield Bond Portfolio Class A




      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)




                                              High-Yield Bond Portfolio Class B




      7/9/01@-
      1/31/02        8.48       0.43          (0.80)         (0.37)        (1.11)            --        7.00     (3.92)




                                           Worldwide High Income Portfolio Class A




      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)




                                           Worldwide High Income Portfolio Class B




      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)




                                            SunAmerica Balanced Portfolio Class A




      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)




                                            SunAmerica Balanced Portfolio Class B




      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)

                    NET                    RATIO OF NET
                   ASSETS     RATIO OF      INVESTMENT
                   END OF    EXPENSES TO    INCOME TO
        PERIOD     PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      (000S)      ASSETS         ASSETS      TURNOVER
      ----------  -------------------------------------------------
                          High-Yield Bond Portfolio Class A



      11/30/98    $284,580      0.69%          9.75%         128%
      1/31/99#     293,037      0.72+          9.71+          17
      1/31/00      310,032      0.67          10.00          105
      1/31/01      299,534      0.71(1)       10.98(1)       106
      1/31/02      255,845      0.71(2)       12.18(2)       148



                          High-Yield Bond Portfolio Class B



      7/9/01@-
      1/31/02        4,785      0.88+(2)      11.22+(2)      148



                       Worldwide High Income Portfolio Class A



      11/30/98     121,290      1.09(1)        8.89(1)       158
      1/31/99#     116,977      1.12+(1)       9.56+(1)       12
      1/31/00      124,404      1.14(1)       10.66(1)       116
      1/31/01      117,236      1.10          10.84          158
      1/31/02       93,599      1.11(1)       10.97(1)       139



                       Worldwide High Income Portfolio Class B



      7/9/01@-
      1/31/02        1,028      1.27+(3)      10.53+(3)      139



                        SunAmerica Balanced Portfolio Class A



      11/30/98     149,242      0.78           2.10          111
      1/31/99#     194,878      0.75+(1)       1.72+(1)       26
      1/31/00      509,054      0.66           2.01          197
      1/31/01      575,039      0.64           1.87          333
      1/31/02      471,194      0.66(2)        2.00(2)       322



                        SunAmerica Balanced Portfolio Class B



      7/9/01@-
      1/31/02        6,094      0.82+(2)       1.63+(2)      322

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the investment adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01%, and 0.01% for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001 and January 31, 2002.
   (2)  Gross of custody credits of less than 0.01%.
   (3)  Gross of custody credits of 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
      -----------------------------------------------------------------------------------------------------
                                       MFS Total Return Portfolio Class A




      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39




                                       MFS Total Return Portfolio Class B




      7/9/01@-
      1/31/02       16.17       0.20          (0.16)          0.04         (0.31)         (0.52)      15.38




                                       Asset Allocation Portfolio Class A




      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84




                                       Asset Allocation Portfolio Class B




      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83




                                        Telecom Utility Portfolio Class A




      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01




                                        Telecom Utility Portfolio Class B




      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01

                                NET                    RATIO OF NET
                               ASSETS     RATIO OF      INVESTMENT
                               END OF    EXPENSES TO    INCOME TO
        PERIOD      TOTAL      PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED     RETURN***   (000'S)      ASSETS         ASSETS      TURNOVER
      ----------  -------------------------------------------------------------
                               MFS Total Return Portfolio Class A



      11/30/98       13.54%   $131,440      0.77%          2.43%         106%
      1/31/99#        5.88     145,332      0.81+          2.40+          86
      1/31/00         0.29     208,919      0.76(1)        3.17(1)       116
      1/31/01        20.94     303,278      0.74(1)        3.42(1)       111
      1/31/02        (0.25)    469,605      0.73(2)        2.93(2)       105



                               MFS Total Return Portfolio Class B



      7/9/01@-
      1/31/02         0.39      20,010      0.88+(2)       2.39+(2)      105



                               Asset Allocation Portfolio Class A



      11/30/98        2.85     713,045      0.64           3.15          156
      1/31/99#        1.49     724,516      0.66+          2.60+          30
      1/31/00         5.51     699,063      0.63           2.70          191
      1/31/01         5.38     653,310      0.64           2.75          172
      1/31/02        (6.36)    556,081      0.66(2)        3.05(2)       140



                               Asset Allocation Portfolio Class B



      7/9/01@-
      1/31/02        (0.67)      2,233      0.83+(2)       3.07+(2)      140



                                Telecom Utility Portfolio Class A



      11/30/98       15.98      68,049      1.01           3.04           72
      1/31/99#        0.76      77,323      0.93+          3.02+          12
      1/31/00         5.01     120,159      0.84           3.31          121
      1/31/01       (10.27)    112,682      0.84(1)        2.81(1)       104
      1/31/02       (16.46)     84,766      0.85(1)        6.09(1)       102



                                Telecom Utility Portfolio Class B



      7/9/01@-
      1/31/02       (13.56)      1,421      1.01+(1)       5.16+(1)      102

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.
   (2)  Gross of custody credits of less than 0.01%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------
                                              Growth-Income Portfolio Class A




      11/30/98    $20.82      $0.17         $ 4.33         $ 4.50        $(0.13)        $(0.96)     $24.23     21.91%
      1/31/99#     24.23       0.02           3.63           3.65            --             --       27.88     15.06
      1/31/00      27.88       0.16           4.75           4.91         (0.15)         (1.40)      31.24     18.37
      1/31/01      31.24       0.19          (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)
      1/31/02      29.05       0.15          (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)




                                              Growth-Income Portfolio Class B




      7/9/01-@
      1/31/02      25.28       0.05          (2.15)         (2.10)        (0.18)         (1.26)      21.74     (8.11)

                    NET                     RATIO OF NET
                   ASSETS      RATIO OF      INVESTMENT
                   END OF     EXPENSES TO    INCOME TO
       PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      (000S)       ASSETS         ASSETS      TURNOVER
      ---------  ---------------------------------------------------
                           Growth-Income Portfolio Class A



      11/30/98   $1,019,590      0.60%(2)       0.78%(2)      53%
      1/31/99#    1,206,113      0.60+(2)       0.55+(2)      16
      1/31/00     1,828,340      0.56(2)        0.56(2)       43
      1/31/01     1,931,070      0.57(2)        0.60(2)       52
      1/31/02     1,450,218      0.58(1)(2)     0.62(1)(2)    56



                           Growth-Income Portfolio Class B



      7/9/01-@
      1/31/02        14,959      0.74+(1)(2)     0.44+(1)(2)    56


---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1)  Net of custody credits of less than 0.01%.
   (2)  During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                           EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                           -----------------------------------------    -----------------------------------------
                                           11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01    1/02(1)
                                           -----------------------------------------    -----------------------------------------
      Growth-Income Class A............    0.60%    0.60%    0.56%   0.57%    0.58%     0.78%    0.55%    0.56%   0.60%    0.62%
      Growth-Income Class B+...........      --       --      --      --      0.74        --       --      --      --      0.44

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                              Federated Value Portfolio Class A




      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)

                                              Federated Value Portfolio Class B

      7/9/01@-
      1/31/02       16.11        0.07         (0.75)         (0.68)        (0.20)         (0.39)      14.84      (4.07)




                                            Davis Venture Value Portfolio Class A




      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)




                                            Davis Venture Value Portfolio Class B




      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)




                                           "Dogs" of Wall Street Portfolio Class A




      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34




                                           "Dogs" of Wall Street Portfolio Class B




      7/9/01@-
      1/31/02        9.15        0.09          0.34           0.43         (0.20)           --         9.38       4.79

                     NET                           RATIO OF NET
                    ASSETS      RATIO OF            INVESTMENT
                    END OF     EXPENSES TO          INCOME TO
        PERIOD      PERIOD     AVERAGE NET         AVERAGE NET          PORTFOLIO
        ENDED       (000S)       ASSETS               ASSETS            TURNOVER
      ----------  ---------------------------------------------------------------
                                 Federated Value Portfolio Class A



      11/30/98    $  145,900      0.83%                1.13%                51%
      1/31/99#       159,176      0.86+                0.75+                 4
      1/31/00        208,488      0.77                 1.17                 34
      1/31/01        231,716      0.76                 1.56                 46
      1/31/02        270,692      0.76(1)              1.05(1)              33
                                 Federated Value Portfolio Class B
      7/9/01@-
      1/31/02          6,864      0.91+(1)             0.92+(1)             33



                               Davis Venture Value Portfolio Class A



      11/30/98     1,725,411      0.75                 0.89                 25
      1/31/99#     1,840,354      0.77+                0.86+                 5
      1/31/00      2,303,994      0.74                 0.51                 23
      1/31/01      2,808,045      0.75                 0.47                 26
      1/31/02      2,323,050      0.76(1)              0.49(1)              30



                               Davis Venture Value Portfolio Class B



      7/9/01@-
      1/31/02         33,826      0.92+(1)             0.43+(1)             30



                              "Dogs" of Wall Street Portfolio Class A



      4/1/98-
      11/30/98        65,283      0.85+(2)             2.04+(2)            --
      1/31/99#        78,062      0.85+(2)             0.93+(2)             58
      1/31/00         98,924      0.67(2)              2.11(2)              51
      1/31/01         92,070      0.72(2)              2.76(2)              55
      1/31/02        112,588      0.71(1)(2)           2.22(1)(2)           35



                              "Dogs" of Wall Street Portfolio Class B



      7/9/01@-
      1/31/02          3,049      0.86+(1)(2)          1.78+(1)(2)          35

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the investment adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  Gross of custody credits of less than 0.01%.
   (2)  During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                          EXPENSES                               NET INVESTMENT INCOME
                                          -----------------------------------------    ------------------------------------------
                                          11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00    1/01     1/02(1)
                                          -----------------------------------------    ------------------------------------------
      "Dogs" of Wall Street Class A...    0.92%+   0.85%    0.67%   0.72%    0.71%     1.97%+   0.93%    2.11%    2.76%     2.22%
      "Dogs" of Wall Street Class
       B+.............................     --       --      --      --       0.86       --       --      --        --       1.78

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------
                                             Alliance Growth Portfolio Class A




      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)




                                             Alliance Growth Portfolio Class B




      7/9/01@
      1/31/02      22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)




                                          Goldman Sachs Research Portfolio Class A




      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)




                                          Goldman Sachs Research Portfolio Class B




      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)




                                          MFS Growth and Income Portfolio Class A




      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)




                                          MFS Growth and Income Portfolio Class B




      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)

                    NET                           RATIO OF NET
                   ASSETS      RATIO OF            INVESTMENT
                   END OF     EXPENSES TO          INCOME TO
       PERIOD      PERIOD     AVERAGE NET         AVERAGE NET          PORTFOLIO
        ENDED     (000'S)       ASSETS               ASSETS            TURNOVER
      ---------  ---------------------------------------------------------------
                                Alliance Growth Portfolio Class A



      11/30/98   $1,396,140      0.58%                0.27%                90%
      1/31/99#    1,864,924      0.63+               (0.01)+               11
      1/31/00     2,875,413      0.63                (0.11)                77
      1/31/01     2,810,098      0.64                (0.10)               101
      1/31/02     1,928,115      0.65(3)              0.17(3)              86



                                Alliance Growth Portfolio Class B



      7/9/01@
      1/31/02        20,918      0.81+(3)            (0.10)+(3)            86



                            Goldman Sachs Research Portfolio Class A



      7/3/00-
      1/31/01        39,903      1.35+(1)(4)         (0.54)+(1)(4)        115
      1/31/02        28,382      1.35(2)(4)          (0.49)(2)(4)         144



                            Goldman Sachs Research Portfolio Class B



      7/9/01@
      1/31/02         2,049      1.50+(2)(4)         (0.75)+(2)(4)        144



                             MFS Growth and Income Portfolio Class A



      11/30/98      238,298      0.70                 0.17                105
      1/31/99#      266,069      0.75+                0.38+                76
      1/31/00       337,222      0.75                 0.66                 64
      1/31/01       369,518      0.76                 0.58                 81
      1/31/02       323,404      0.78(3)              0.66(3)              82



                             MFS Growth and Income Portfolio Class B



      7/9/01@
      1/31/02         5,674      0.93+(3)             0.37+(3)             82

---------------

     *  Calculated based upon average shares outstanding
    **  After fee waivers and expense reimbursements by the investment adviser
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2)  Net of custody credits of less than 0.01%.
   (3)  Gross of custody credits of less than 0.01%.
   (4)  During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(3)    11/98    1/99+    1/00     1/01     1/02(3)
                                         -----------------------------------------    -------------------------------------------
      Goldman Sachs Research Class A...    --%      --%     --%    1.63%+   1.49%       --%      --%       --%   (0.82)%+  (0.63)%
      Goldman Sachs Research Class
       B+..............................    --       --      --      --      1.70        --       --        --       --     (0.94)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------
                                              Putnam Growth Portfolio Class A




      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%
      1/31/99#     20.21       (0.01)         3.33           3.32           --             --        23.53      16.43
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51
      1/31/01      26.48       (0.03)        (3.37)         (3.40)          --           (2.23)      20.85     (13.68)
      1/31/02      20.85        0.02         (5.39)         (5.37)          --           (0.59)      14.89     (25.71)




                                              Putnam Growth Portfolio Class B




      7/9/01@-
      1/31/02      17.41         --          (1.94)         (1.94)          --           (0.59)      14.88     (11.09)




                                             Blue Chip Growth Portfolio Class A




      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)           --         8.79     (11.82)
      1/31/02       8.79        0.03         (2.20)         (2.17)          --             --         6.62     (24.64)




                                             Blue Chip Growth Portfolio Class B




      7/9/01@-
      1/31/02       7.31         --          (0.69)         (0.69)          --             --         6.62      (9.41)




                                               Real Estate Portfolio Class A




      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)
      1/31/99#      9.88        0.09         (0.36)         (0.27)          --             --         9.61      (2.73)
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)           --         8.53      (8.03)
      1/31/01       8.53        0.39          1.84           2.23         (0.36)           --        10.40      26.40
      1/31/02      10.40        0.56          0.16           0.72         (0.32)           --        10.80       7.12




                                               Real Estate Portfolio Class B




      7/9/01@-
      1/31/02      11.04        0.37         (0.30)          0.07         (0.32)           --        10.79       0.78

                   NET                      RATIO OF NET
                  ASSETS     RATIO OF        INVESTMENT
                  END OF    EXPENSES TO   INCOME (LOSS) TO
       PERIOD     PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED     (000S)      ASSETS           ASSETS        TURNOVER
      ---------  -----------------------------------------------------
                            Putnam Growth Portfolio Class A



      11/30/98   $398,863      0.86%            0.09%            75%
      1/31/99#    494,813      0.86+           (0.19)+           10
      1/31/00     783,896      0.80            (0.09)            76
      1/31/01     732,943      0.79            (0.10)            84
      1/31/02     486,747      0.82(2)          0.11(2)          94



                            Putnam Growth Portfolio Class B



      7/9/01@-
      1/31/02       3,960      0.99+(2)        (0.05)+(2)        94



                          Blue Chip Growth Portfolio Class A



      7/5/00-
      1/31/01      15,801      0.85+(3)         1.06+(3)         81
      1/31/02      29,342      0.85(1)(3)       0.36(1)(3)      125



                          Blue Chip Growth Portfolio Class B



      7/9/01@-
      1/31/02       2,624      1.00+(1)(3)      (0.01)+(1)(3)    125



                             Real Estate Portfolio Class A



      11/30/98     59,102      0.95             4.21             26
      1/31/99#     58,504      1.01+            5.63+             6
      1/31/00      53,766      0.92             4.24             61
      1/31/01      76,224      0.96             4.05             28
      1/31/02      85,794      0.92(2)          5.32(2)          62



                             Real Estate Portfolio Class B



      7/9/01@-
      1/31/02       1,726      1.07+(2)         6.30+(2)         62

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class
   (1)  Net of custody credits of less than 0.01%.
   (2)  Gross of custody credits of less than 0.01%.
   (3)  During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(1)    11/98    1/99+    1/00     1/01     1/02(1)
                                         -----------------------------------------    -------------------------------------------
      Blue Chip Growth Class A.........    --%      --%     --%    1.81%+   1.16%       --%      --%       --%    0.10%+    0.05%
      Blue Chip Growth Class B+........    --       --      --      --      1.25        --       --        --       --     (0.26)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------
                                            MFS Mid-Cap Growth Portfolio Class A




      4/01/99-
      1/31/00     $10.00      $(0.01)       $ 5.84         $ 5.83        $   --         $(0.23)     $15.60      58.26%
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)




                                            MFS Mid-Cap Growth Portfolio Class B




      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)




                                            Aggressive Growth Portfolio Class A




      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)




                                            Aggressive Growth Portfolio Class B




      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)       8.84     (15.94)

                   NET                            RATIO OF NET
                  ASSETS     RATIO OF              INVESTMENT
                  END OF    EXPENSES TO         INCOME (LOSS) TO
       PERIOD     PERIOD    AVERAGE NET           AVERAGE NET            PORTFOLIO
        ENDED    (000'S)      ASSETS                 ASSETS              TURNOVER
      ---------  -----------------------------------------------------------------
                               MFS Mid-Cap Growth Portfolio Class A



      4/01/99-
      1/31/00    $ 81,636      1.15%+(2)(5)          (0.13)%+(2)(5)         108%
      1/31/01     367,523      0.82(3)(5)            (0.20)(3)(5)           146
      1/31/02     280,024      0.82(4)(5)            (0.25)(4)(5)            96



                               MFS Mid-Cap Growth Portfolio Class B



      7/9/01@
      1/31/02      11,418      0.98+(4)              (0.61)+(4)              96



                                Aggressive Growth Portfolio Class A



      11/30/98    133,183      0.83                   0.32                  268
      1/31/99#    182,313      0.82+                  0.13+                  29
      1/31/00     450,073      0.75                   0.02                  131
      1/31/01     495,826      0.70                   0.23                  263
      1/31/02     293,084      0.75(4)                0.21(4)               229



                                Aggressive Growth Portfolio Class B



      7/9/01@
      1/31/02       2,905      0.92+(4)              (0.32)+(4)             229


---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2)  The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4)  Gross of custody credits of less than 0.01%.
   (5)  During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                     EXPENSES                             NET INVESTMENT INCOME (LOSS)
                                      --------------------------------------       -------------------------------------------
                                      11/98    1/99+    1/00    1/01    1/02       11/98    1/99+    1/00       1/01     1/02
                                      --------------------------------------       -------------------------------------------
      MFS Mid-Cap Growth Class A....    --       --     1.19%+  0.82%   0.82%(4)     --       --     (0.17)%+   (0.20)%  (0.25)%(4)
      MFS Mid-Cap Growth Class B+...    --       --      --      --     0.95(4)      --       --        --         --    (0.61)(4)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                           Growth Opportunities Portfolio Class A



      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)



                                           Growth Opportunities Portfolio Class B



      7/9/01@-
      1/13/02        6.32       (0.02)        (0.46)         (0.48)           --             --        5.84      (7.58)



                                              Marsico Growth Portfolio Class A



      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)



                                              Marsico Growth Portfolio Class B



      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)       8.79      (0.97)



                                      International Growth and Income Portfolio Class A



      11/30/98      10.41        0.13          0.86           0.99         (0.03)         (0.06)      11.31       9.58
      1/31/99#      11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56
      1/31/00       11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99
      1/31/01       12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95
      1/31/02       12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)



                                      International Growth and Income Portfolio Class B



      7/9/01@-
      1/31/02       10.48       (0.02)        (0.88)         (0.90)        (0.03)         (0.45)       9.10      (8.63)



                                              Global Equities Portfolio Class A



      11/30/98      15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34
      1/31/99#      16.90          --          1.71           1.71            --             --       18.61      10.12
      1/31/00       18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67
      1/31/01       21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)
      1/31/02       17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)



                                              Global Equities Portfolio Class B



      7/9/01@-
      1/31/02       13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)

                    NET                          RATIO OF NET
                   ASSETS     RATIO OF            INVESTMENT
                   END OF    EXPENSES TO          INCOME TO
        PERIOD     PERIOD    AVERAGE NET         AVERAGE NET          PORTFOLIO
        ENDED      (000S)      ASSETS               ASSETS            TURNOVER
      ----------  -------------------------------------------------------------
                             Growth Opportunities Portfolio Class A



      7/5/00-
      1/31/01     $ 28,836      1.00%+(5)            1.16%+(5)            86%
      1/31/02       33,797      1.00(3)(5)          (0.26)(3)(5)         339



                             Growth Opportunities Portfolio Class B



      7/9/01@-
      1/13/02        1,463      1.15+(3)(5)         (0.50)+(3)(5)        339



                                Marsico Growth Portfolio Class A



      12/29/00-
      1/31/01        5,596      1.00+(1)(5)          0.73+(1)(5)          10
      1/31/02       14,810      1.00(2)(5)           0.12(2)(5)          128



                                Marsico Growth Portfolio Class B



      7/9/01@-
      1/31/02        4,019      1.15+(2)(5)         (0.37)+(2)(5)        128



                        International Growth and Income Portfolio Class A



      11/30/98     128,344      1.46(5)              1.12(5)              51
      1/31/99#     142,497      1.46+(5)            (0.10)+(5)            10
      1/31/00      253,962      1.21(5)              1.16(5)              75
      1/31/01      342,114      1.18(5)              0.95(5)              80
      1/31/02      289,084      1.20(3)(5)           0.84(3)(5)          148



                        International Growth and Income Portfolio Class B



      7/9/01@-
      1/31/02        4,964      1.37+(3)(5)         (0.45)+(3)(5)        148



                                Global Equities Portfolio Class A



      11/30/98     420,358      0.88                 0.46                 92
      1/31/99#     463,138      0.86+               (0.04)+               12
      1/31/00      632,495      0.84                 0.30                 94
      1/31/01      650,067      0.84                (0.15)                93
      1/31/02      409,626      0.87(4)              0.14(4)              75



                                Global Equities Portfolio Class B



      7/9/01@-
      1/31/02        3,562      1.05+(4)            (0.33)+(4)            75

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the investment adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2)  The ratios reflect an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3)  Net of custody credits of less than 0.01%.
   (4)  Gross of custody credits of less than 0.01%.
   (5)  During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES
                                             --------------------------------------
                                             11/98    1/99+    1/00    1/01    1/02
                                             --------------------------------------
      Growth Opportunities Class A.........    --%      --%     --%    1.26%+  1.19%(4)
      Growth Opportunities Class B+........    --       --      --      --     1.31(4)
      Marsico Growth Class A...............    --       --      --     4.73+   1.86(2)
      Marsico Growth Class B+..............    --       --      --      --     1.73(2)
      International Growth and Income Class
       A...................................  1.46     1.46     1.21    1.18    1.20(4)
      International Growth and Income Class
       B+..................................    --       --      --      --     1.34(4)

                                             NET INVESTMENT INCOME (LOSS)
                                       ----------------------------------------
                                       11/98    1/99+    1/00    1/01     1/02
                                       ----------------------------------------
      Growth Opportunities Class A...    --%      --%     --%     0.90%+  (0.44)%(4)
      Growth Opportunities Class B+..    --       --      --        --    (0.66)(4)
      Marsico Growth Class A.........    --       --      --     (3.00)+  (0.73)(6)
      Marsico Growth Class B+........    --       --      --        --    (0.96)(6)
      International Growth and Income
       A.............................  1.12     (0.10)   1.16    (0.95)    0.84(4)
      International Growth and Income
       B+............................    --       --      --        --    (0.45)(4)

     (6)  Gross of custody credits of 0.01%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      ----------------------------------------------------------------------------------------------------------------
                                    International Diversified Equities Portfolio Class A




      11/30/98    $11.33      $0.15         $ 1.93         $ 2.08        $(0.40)        $(0.15)     $12.86      18.33%
      1/31/99#     12.86      (0.01)          0.22           0.21            --             --       13.07       1.63
      1/31/00      13.07       0.13           1.91           2.04         (0.21)         (0.08)      14.82      15.85
      1/31/01      14.82       0.11          (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)
      1/31/02      10.76       0.07          (2.94)         (2.87)           --          (0.65)       7.24     (27.07)

                                    International Diversified Equities Portfolio Class B

      7/9/01(@)-
      1/31/02       8.97      (0.02)         (1.08)         (1.10)           --          (0.65)       7.22     (12.87)




                                             Emerging Markets Portfolio Class A




      11/30/98      8.03       0.04          (1.78)         (1.74)        (0.07)            --        6.22     (21.86)
      1/31/99#      6.22       0.01             --           0.01         (0.01)            --        6.22       0.20
      1/31/00       6.22      (0.03)          4.81           4.78            --             --       11.00      76.86
      1/31/01      11.00      (0.02)         (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)
      1/31/02       7.81       0.03          (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)




                                             Emerging Markets Portfolio Class B




      7/9/01@-
      1/31/02       6.62      (0.02)          0.29           0.27         (0.02)         (0.08)       6.79       4.38




                                                Technology Portfolio Class A




      7/3/00-
      1/31/01      10.00      (0.04)         (2.80)         (2.84)           --             --        7.16     (28.40)
      1/31/02       7.16      (0.05)         (3.69)         (3.74)                                    3.42     (52.23)




                                                Technology Portfolio Class B




      7/9/01@-
      1/31/02       4.04      (0.03)         (0.59)         (0.62)           --             --        3.42     (15.35)

                   NET                            RATIO OF NET
                  ASSETS     RATIO OF              INVESTMENT
                  END OF    EXPENSES TO         INCOME (LOSS) TO
       PERIOD     PERIOD    AVERAGE NET           AVERAGE NET            PORTFOLIO
        ENDED     (000S)      ASSETS                 ASSETS              TURNOVER
      ---------  -----------------------------------------------------------------
                       International Diversified Equities Portfolio Class A



      11/30/98   $354,174            1.26%             1.18%                 40%
      1/31/99#    373,785            1.26+            (0.43)+                 7
      1/31/00     464,988            1.22              0.95                  65
      1/31/01     442,009            1.21              0.89                  72
      1/31/02     309,703            1.23(2)           0.84(2)               29
                       International Diversified Equities Portfolio Class B
      7/9/01(@)
      1/31/02       5,381            1.42+(2)         (0.58)+(2)             29



                                Emerging Markets Portfolio Class A



      11/30/98     31,685            1.90(3)           0.61(3)               96
      1/31/99#     32,708            1.90+(3)          0.60+(3)              22
      1/31/00     102,740            1.90(1)(3)       (0.41)(1)(3)          145
      1/31/01      96,507            1.57(3)          (0.22)(3)             125
      1/31/02      82,624            1.53(2)(3)        0.51(2)(3)           113



                                Emerging Markets Portfolio Class B



      7/9/01@-
      1/31/02         717            1.70+(2)         (0.56)+(2)            113



                                   Technology Portfolio Class A



      7/3/00-
      1/31/01      56,323            1.49+            (0.93)+                98
      1/31/02      40,156            1.45(2)          (1.23)(2)             109



                                   Technology Portfolio Class B



      7/9/01@-
      1/31/02       2,312            1.60+(2)         (1.46)+(2)            109

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   ***  Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     #  The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
     @  Inception of class.
   (1)  The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (2)  Gross of custody credits of less than 0.01%.
   (3)  During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                                NET INVESTMENT INCOME
                                         -----------------------------------------    -------------------------------------------
                                         11/98    1/99+    1/00    1/01    1/02(2)    11/98    1/99+    1/00     1/01     1/02(2)
                                         -----------------------------------------    -------------------------------------------
       Emerging Markets Class A......    2.01%    2.29%    1.91%   1.57%     1.53%    0.50%    0.21%    (0.42)%  (0.22)%    0.51%
       Emerging Markets Class B+.....      --       --      --      --       1.70       --       --        --       --     (0.56)

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

                                        83